UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------

                                   FORM N-CSR

                                    --------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   INVESTMENT COMPANY ACT FILE NUMBER 811-9032

                           STI CLASSIC VARIABLE TRUST
               (Exact name of registrant as specified in charter)

                                    --------

                                 2 Oliver Street
                                Boston, MA 02109
               (Address of principal executive offices) (Zip code)

                         Trusco Capital Management, Inc.
                            50 Hurt Plaza; Suite 1400
                             Atlanta, Georgia 30303
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-800-428-6970

                   DATE OF FISCAL YEAR END: DECEMBER 31, 2003

                   DATE OF REPORTING PERIOD: DECEMBER 31, 2003

ITEM 1.           REPORTS TO STOCKHOLDERS
                                     ANNUAL
                                FINANCIAL REPORT


                           STI CLASSIC VARIABLE TRUST

                                DECEMBER 31, 2003

                                 [LOGO OMITTED]
                           STI Classic Variable Trust

Dear Valued STI Classic Variable Trust Funds' Shareholder:

The financial markets enjoyed a good fourth quarter and an excellent 2003. Stocks, as measured by the S&P 500 Composite Index rose 12.2% on a total return basis in the fourth quarter, 15.1% in the second half, and 28.7% for all of 2003. The increase was more than double the long term average annual gain and was the largest increase since 1997. Bonds also had a positive quarter, as measured by the Lehman Aggregate Bond Index, gaining just over 1% and finished its fourth consecutive up year with a total return of 4.1%. The strong returns, particularly in equities, were welcomed following the prolonged three-year post-bubble bear market.

Perhaps the most defining characteristic of the fourth quarter environment was the breadth of growth in the economy. Clearly the antecedents were in place during prior quarters, but businesses remained cautious and defensive for much of the year. In the fourth quarter, however, companies increased inventories, production, capital spending, and at long last, hiring. In short, the downside risks to the current expansion faded significantly. The Federal Reserve kept interest rates at a historically low 1%, and stated that short-term rates could stay low "for a considerable period." Not all of the news was good, however. The federal deficit rose sharply and some estimates project a fiscal year 2004 deficit of over $500 billion. The trade deficit also moved higher putting downward pressure on the dollar. While overall inflation was low, commodity prices and oil moved higher during the quarter.

In this environment, stocks moved higher in the fourth quarter led by the small-cap and international categories. In the large-cap domestic market, cyclically sensitive industrials, technology, and consumer discretionary stocks as well as commodity price sensitive stocks such as materials and energy. A theme that continued to play out during the quarter, as it did for all of 2003, was an attraction to the "unattractive." The reduction of downside risks to the economy tended to benefit the stocks of companies in the weakest financial condition. Low rated "C" company stocks vastly outperformed stocks of high rated "A" companies. Stocks of companies with no earnings outperformed companies with earnings, and stocks with no dividends outperformed stocks with dividends. Our equity


----------------------------------------------------------------------------------------------------------------------
                                               STI CLASSIC VARIABLE TRUST
                                    NET OF FEES PERFORMANCE AS OF DECEMBER 31, 2002
----------------------------------------------------------------------------------------------------------------------
                                                                               THREE
                                                                               MONTHS                 ONE YEAR
----------------------------------------------------------------------------------------------------------------------
   STI CLASSIC VARIABLE TRUST CAPITAL APPRECIATION FUND                         9.84%                 18.45%
----------------------------------------------------------------------------------------------------------------------
   STI CLASSIC VARIABLE TRUST GROWTH AND INCOME FUND                           14.03%                 26.49%
----------------------------------------------------------------------------------------------------------------------
   STI CLASSIC VARIABLE TRUST INTERNATIONAL EQUITY FUND                        17.88%                 37.31%
----------------------------------------------------------------------------------------------------------------------
   STI CLASSIC VARIABLE TRUST MID-CAP EQUITY FUND                              13.28%                 29.72%
----------------------------------------------------------------------------------------------------------------------
   STI CLASSIC VARIABLE TRUST SMALL CAP VALUE EQUITY FUND                      16.39%                 38.44%
----------------------------------------------------------------------------------------------------------------------
   STI CLASSIC VARIABLE TRUST VALUE INCOME STOCK FUND                          12.61%                 23.12%
----------------------------------------------------------------------------------------------------------------------
   STI CLASSIC VARIABLE TRUST INVESTMENT GRADE BOND FUND                       (0.26)%                 3.51%
----------------------------------------------------------------------------------------------------------------------

Returns and principal values will fluctuate and shares at redemption may be worth more or less than their original cost.

Past performance is not a guarantee of future returns.

selection process seeks quality companies, since time has demonstrated that the "cream" rises to the top of the market. In this sense, 2003 was a frustrating year. However, we continue to believe in our process, because it produces the strongest results for our clients over time.

In the fixed-income markets, the stronger economy helped and hurt bonds during the fourth quarter. A strengthening economy usually causes higher inflation and a more restrictive monetary policy; both of which are bad for bonds. Longer term treasury yields moved up reflecting this concern, causing the shape of the yield curve to become steeper. However, the stronger economy reduced the default risk of corporate bonds, particularly in the high yield market. So for the quarter, the Treasury sector of the bond market fell on a total return basis, while the credit and high yield sectors improved. The bottoming out in yields also benefited the mortgage sector, because the volume of new bonds declined and risk of prepayment fell.

Looking ahead at 2004, we continue to like stocks and retain an overweight position in balanced accounts, though we acknowledge the risk of a near-term consolidation following the sharp market rally since mid-March. The pace of economic growth we believe will remain healthy; additionally, we believe that interest rates will remain relatively low over the near term, but yields will trend higher as the year progresses. Corporate profits should continue to rise, but we believe that investors will be more focused on quality and sustainability of earnings growth in 2004. Companies with successful, competitive business models and earnings growth, the "cream", we feel will rise to the top of the market. We will stick to our investment discipline which identifies those companies. In fixed-income portfolios, we recommend a neutral duration for portfolios during this time, emphasizing sectors that will improve current yield in this low rate environment, mortgage-backed securities and to a lesser degree corporate bonds.

2003 was a good year for investors, though it was long in coming. I want to take this opportunity to thank you again for your support of the STI Classic Variable Trust Funds. We value our relationship, and will continue to provide the high level of service and support that you need and have come to expect from a trusted financial adviser.


                                           Sincerely,

                                           /s/ Douglas S. Phillips
                                           -----------------------

                                           Douglas S. Phillips, CFA
                                           President and Chief Executive Officer
                                           Trusco Capital Management

                            CAPITAL APPRECIATION FUND
                            -------------------------

The STI Classic Variable Trust Capital Appreciation Fund (the "Fund") emphasizes large and mid-cap stocks with superior profitability, strong current fundamentals, reasonable valuations, and above-average existing growth dynamics. Securities are selected on a "bottoms-up" bias based on these primary criteria. The Adviser avoids market timing and top-down economic forecasting, believing that remaining invested in growing companies at all times is conducive to enhancement of long term shareholder capital.

The Fund returned 18.45% in 2003. The S&P 500 Composite Index returned 28.69%, while the Lipper Large-Cap Core Funds Classification returned 25.59%. Nothing changed in the Fund's investment process last year. Rather, the overall stock market environment clearly favored the more volatile and speculative stocks which are outside the domain of the Fund's investment mission. For example, stocks ranked highest in quality by Standard and Poor's rose 26% on average, while the lowest quality gained 81%. Dividend-paying stocks in the S&P 500 Composite Index rose 19%, while those with no dividends were up 49%. That said, the Fund also was held back by uncharacteristically subpar stock selection, especially in the Financial Services and Information Technology sectors. This in turn was caused by our focus on more stable growth stocks with visible revenue trends, while the market gravitated to less predictable stocks in those sectors.

Looking forward, we believe 2004 will be a year of continued favorable prospects for common stocks. Corporate profits are expanding, interest rates and inflation remain in check, and the Federal Reserve should remain a benign influence on the capital markets. That said, equity valuations are less than compelling after a significant recovery from market lows in October, 2002. Thus, we are intensely focused on good stock selection. Our dedication to companies with strong financial positions and robust earnings continues intact, even more so after last year's stampede to the opposite, riskier end of the investment milieu.


                                 [GRAPH OMITTED]
                [PLOT POINTS FOR EDGAR PURPOSES ARE AS FOLLOWS:]

            COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT

                   STI Classic                                      Lipper
                 Variable Trust             S&P 500                Large-Cap
              Capital Appreciation         Composite              Core Funds
                      Fund                   Index              Classification
10/31/95             $10,000                $10,000                 $10,000
12/95                $10,632                $10,640                 $10,518
12/96                $13,157                $13,084                 $12,737
12/97                $17,964                $17,448                 $16,296
12/98                $23,168                $22,435                 $20,272
12/99                $25,191                $27,155                 $24,697
12/00                $25,964                $24,684                 $22,892
12/01                $24,578                $21,749                 $19,556
12/02                $19,198                $16,943                 $14,898
12/03                $22,740                $21,803                 $18,712

                         Average Annual Total Returns(1)
                        (periods ended December 31, 2003)
             --------------------------------------------------------
                                                           Annualized
             One Year         3 Years         5 Years       Inception
                                                             to Date
             --------------------------------------------------------
              18.45%           -4.32%          -0.37%        10.56%
             --------------------------------------------------------
            Past performance is no indication of future performance.

(1) Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes.

                             GROWTH AND INCOME FUND
                             ----------------------

For the 2003 equity market, the third time proved to be the charm. After good fourth quarters in 2001 and 2002 failed to offset negative overall return years, the 2003 market posted both a robust fourth quarter and a surprisingly good equity year. We entered 2003 considerably more sanguine than the consensus, anticipating returns that we characterized as worthwhile, although, not dramatic. Acknowledging the understatement of that "conservative" forecast, we are extremely gratified to report that the STI Classic Variable Trust Growth and Income Fund (the "Fund") returned 26.49% in 2003. Results did not keep up with the blistering pace set by the S&P 500/BARRA Value Index, which returned 31.79%. The market recovery from the lows reached in early March was impressive and broadbased, although the very best performing stocks tended to be of smaller size, and/or lower financial quality, and/or no current earnings but large expected earnings turnarounds. In contrast, the Fund is oriented toward a diversified group of larger capitalization issues and toward issues with better or improving financial quality. Neither of these attributes worked in our favor versus the benchmark in 2003. However, the Fund's longstanding positioning toward an emphasis on pro-cyclical issues did prove beneficial in the final months of the year, as investors finally began to be convinced that economic thaw had arrived and enthusiastically embraced economically sensitive sectors and stocks. As a result, the Fund closed 2003 on a strong performance note and continues to be well-positioned heading into 2004.

Looking ahead, the worldwide economic thaw; an intensifying stream of corporate profits and cash-flows; a tenuous but largely event-free geopolitical picture; historically low interest rates; inflation; and value of the dollar all are key ingredients to the 2004 outlook. Given the dramatic upgrade in the economy, the markets, and investor sentiment, it is hard to envision that conditions can improve materially from current conditions, so in that regard, it appears that the best may be "here" for the equity market. "Here" should not be misconstrued with "over", as a healthy economic backdrop, supportable valuation and the potential for additional upside surprise in corporate profits are likely to carry the market further in the quarters ahead. Also, 2004 is a presidential election year, historically a plus for the stock market. For now, we intend to maintain the Fund's positioning, but we will also be sensitive to valuation and continue to harvest positions that fully achieve our objectives or divert significantly from our thesis for ownership -- business as usual. Finally, after enduring both a grueling multi-year bear market and a surprisingly large rebound year in equities, we want to thank our investors for their perseverance and continued support.

                                 [GRAPH OMITTED]
                [PLOT POINTS FOR EDGAR PURPOSES ARE AS FOLLOWS:]

            COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT

                               STI Classic
                             Variable Trust                        S&P 500/
                            Growth and Income                     BARRA Value
                                  Fund                               Index
12/31/99                         $10,000                            $10,000
12/00                            $10,932                            $10,608
12/01                            $10,323                            $ 9,366
12/02                            $ 8,198                            $ 7,413
12/03                            $10,369                            $ 9,770

                         Average Annual Total Returns(1)
                        (periods ended December 31, 2003)
             --------------------------------------------------------
                                                           Annualized
             One Year                 3 Years               Inception
                                                             to Date
             --------------------------------------------------------
              26.49%                   -1.75%                 0.91%
             --------------------------------------------------------
            Past performance is no indication of future performance.

(1) Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes.

                            INTERNATIONAL EQUITY FUND
                            -------------------------

The STI Classic Variable Trust International Equity Fund (the "Fund") invests primarily in common stocks and other equity securities of foreign issuers that the Adviser believes have strong business fundamentals, such as revenue growth, cash flows and earnings trends. The Adviser uses a "bottom-up" process based on individual company earnings trends and fundamentals to determine the weighting of the Fund's investments in various countries and equity market sectors. The Fund seeks long-term capital appreciation by investing primarily in a diversified portfolio of equity securities of foreign issuers.

The Fund returned 17.88% in the fourth quarter and returned 37.31% for 2003 versus the Morgan Stanley MSCI EAFE Index, which returned 17.08% in the fourth quarter and returned 38.59% for 2003. One of the big stories of 2003 was the weakness of the U.S. Dollar, which fell over 20% vs. the Euro. Leadership rotated from Europe to Asia and back to Europe, but all developed markets were up in 2003. From a quarterly perspective, the first quarter markets were down about 8% on continued concerns over global stability. There was SARS, the North Korean Nuclear issue, and the War in Iraq which kept investor risk averse. High beta stocks did poorly, but smaller cap issues were strong. The second quarter showed a quick rush of risk seeking investors into the markets driving a return of 19%. High beta stocks and small caps both were leaders. The third quarter provided returns of 8%, but in a deceiving way. There was a very large spread in performance between the largest stocks and the smallest stocks. The largest 100 stocks were up only 3%, where the smallest 200 were on average up 19%. Beta also had a dramatic spread with the highest beta stocks outperforming by a wide margin. The fourth quarter return for the MSCI EAFE Index included leading large caps but high beta stocks continued some leadership. So 2003 was a year of risk seeking equity market expansion with leadership provided by higher beta, lower quality, smaller cap stocks.

We believe 2004 will also provide good equity returns for investors. Leadership may rotate back to larger cap, higher quality, lower beta stocks. Looking back at 2003 the STI Classic Variable Trust International Equity Fund performed well capturing much of the up market even though the market drivers were somewhat perverse. Looking forward to 2004 we believe there will be an environment that will allow continued success of the Fund.

We continue to invest in portfolio stocks that characteristically have lower valuations and higher projected growth rates than our benchmark, the Morgan Stanley MSCI EAFE Index. We believe successful results for the Fund will continue to be based on a dedication to indepth fundamental research on companies brought to light via a disciplined quantitative process. Inherent in management of the Fund is a process designed to quickly identify sell candidates where earnings trends are beginning to deteriorate. Our approach should provide the opportunity to participate in long term growth of the international markets via a diversified portfolio. We feel confident that disciplined execution of our process will lead to competitive investment results over time.


                                 [GRAPH OMITTED]
                [PLOT POINTS FOR EDGAR PURPOSES ARE AS FOLLOWS:]

            COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT

                               STI Classic
                             Variable Trust                     Morgan Stanley
                          International Equity                     MSCI EAFE
                                  Fund                             Index(1)
11/30/96                         $10,000                            $10,000
12/96                            $10,200                            $ 9,871
12/97                            $11,918                            $10,047
12/98                            $13,205                            $12,056
12/99                            $14,368                            $15,306
12/00                            $13,875                            $13,137
12/01                            $11,461                            $10,321
12/02                            $ 9,332                            $ 8,676
12/03                            $12,813                            $12,024

                         Average Annual Total Returns(2)
                        (periods ended December 31, 2003)
             --------------------------------------------------------
                                                           Annualized
             One Year         3 Years         5 Years       Inception
                                                             to Date
             --------------------------------------------------------
              37.31%           -2.62%          -0.60%         3.49%
             --------------------------------------------------------
            Past performance is no indication of future performance.

(1) "Morgan Stanley MSCI EAFE Index" is a registered service mark of Morgan Stanley Capital International which does not sponsor, and is in no way affiliated with, the International Equity Fund.
(2) Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes.

                               MID-CAP EQUITY FUND
                               -------------------

The STI Classic Variable Trust Mid-Cap Equity Fund (the "Fund") seeks to provide capital appreciation by investing primarily in a diversified portfolio of small- to mid-sized companies (i.e. companies with market capitalizations of $500 million to $10 billion, or companies in the Russell Mid Cap Index). In selecting investments for the Fund, companies are chosen that offer above average stock appreciation relative to other companies in the same economic sector. Proprietary, sector based models are utilized to rank stocks in each economic sector. These models utilize fundamental stock characteristics such as growth rates and cashflows. Fundamental research is utilized in the creation, maintenance, and enhancement of the sector based models. Risk management is a critical component of the overall investment process. The strategy is diversified with 100 to 140 stocks in the portfolio. Each stock is generally limited to no more than two percent of the portfolio. The portfolio's holdings are managed to reduce tracking error and overall volatility to the Russell Mid Cap Index.

In 2003, the Fund returned 29.72%. It was clearly more of a growth year than a value year. The Nasdaq Index returned 50.01%. The Russell Mid Cap Growth Index returned 42.71%. While the Russell Mid Cap Core and Russell Mid Cap Value returned 40.06% and 38.07%, respectively. The investment strategy for the Fund was revised in the second quarter of 2003 under a new portfolio manager. Approximately one third of the underperformance in 2003 occurred prior to the new strategy being implemented. Approximately two thirds of the underperformance in 2003 occurred in the second quarter and beginning of the third quarter, shortly after the transition. Performance improved to the top 38% versus the Lipper Mid Cap Core strategy in Q4, 2003. The new strategy tends to have a bias toward higher quality stocks, as measured by strong and improving cashflow. As many have written, 2003 was a year of low quality, not high quality. For the entire calendar year, S&P high quality A+ stocks returned 21.2% in 2003, while S&P low quality C&D stocks returned 56.0%. This spread was only surpassed during the peak of the Nasdaq bubble in 1999.

Coming off the bottom of a bear market, low quality stocks can outperform. In the second year after a bear market, this trend often reverses itself. In the second year after the bear market associated with the recession of the early 1990s, high quality stocks significantly outperformed low quality stocks. A recent report by Prudential Securities showed that companies that had earnings outperformed those without earnings by 23.0%. The highest return on equity quintile of stocks outperformed the lowest ROE quintile of stocks by 24.3%. The Fund has always had bias toward high quality. The bounce off the bottom has already occurred. The Fund is well positioned for a reversion to the mean in terms of rewarding Higher Quality Stocks.


                                 [GRAPH OMITTED]
                [PLOT POINTS FOR EDGAR PURPOSES ARE AS FOLLOWS:]

            COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT

                   STI Classic
                 Variable Trust
                 Mid-Cap Equity         Russell Mid Cap           S&P MidCap
                      Fund                   Index               400 Index(2)
10/31/95             $10,000                $10,000                 $10,000
12/95                $10,226                $10,558                 $10,408
12/96                $11,868                $12,564                 $12,408
12/97                $14,506                $16,209                 $16,408
12/98                $15,545                $17,846                 $19,545
12/99                $17,721                $21,099                 $22,422
12/00                $17,202                $22,840                 $26,348
12/01                $17,670                $21,556                 $26,187
12/02                $12,643                $18,068                 $22,387
12/03                $16,400                $25,306                 $30,362

                         Average Annual Total Returns(1)
                        (periods ended December 31, 2003)
             --------------------------------------------------------
                                                           Annualized
             One Year         3 Years         5 Years       Inception
                                                             to Date
             --------------------------------------------------------
              29.72%           -1.58%          1.08%          6.30%
             --------------------------------------------------------
            Past performance is no indication of future performance.

(1) Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes.
(2) The Fund previously used the S&P MidCap 400 Index as its broad based index. Going forward, the Fund will use the Russell Mid Cap Index as its broad based index because it is better suited to the Fund's strategy.

                           SMALL CAP VALUE EQUITY FUND
                           ---------------------------

The STI Classic Variable Trust Small Cap Value Equity Fund (the"Fund") invests in established but smaller companies with market capitalizations under $2 billion. These companies are typically followed by Wall Street and often out of favor for various reasons. The Adviser requires that each security purchased pay a dividend; this is an indication of financial stability of the company and an important component of the total return. Also, the Adviser seeks companies selling the lower one-third of their historical ranges on traditional relevant valuation metrics such as price-to-earnings and price-to-book.

2003 posted some of the largest gains the stock market has ever experienced. The Fund returned 38.44% for the year but it underperformed the Russell 2000 Value Index (a small cap value index that measures the performance of stocks similar to those purchased by the Fund). The Russell 2000 Value Index returned 46.03%, the highest in its 25 year history. The Fund lagged the index but took on considerably less risk as indicated by a 5-yr beta of 0.78. Many of the best performing stocks in the index were unprofitable companies that were able to avoid bankruptcy because of the all time low in interest rates. These companies do not exhibit the financial stability warranted by our investment philosophy. However, they outperformed the market rising over 70% and contributed significantly to the performance of the index. If the index's returns are adjusted for the level of risk taken, the Fund actually outperforms the benchmark for the year. The Fund is by nature a more conservative investment vehicle than the average small cap mutual fund. We also diversify our risk with international holdings, that in a time of a U.S. economic boom, may dampen performance. In turn, however, in years of a U.S. slow down (as we have had in the very recent past) these international holdings provide the Fund considerable cushion. Despite underperformance in a year of high flying stocks, we believe our strict adherence to quality, lower risk companies allows the Fund to outperform in the long run.

We continue to be over weighted with investments in many of the economically sensitive sectors such as Industrials and Materials. Financials and Utilities are under-weighted as we do not expect them to perform as well as other sectors as the economy continues to expand. While stock prices certainly don't look cheap and the breadth of opportunities has narrowed from the beginning of 2000, we believe that there are still opportunities to be had. Mutual fund flows should be strong in 2004, and more money is expected to flow into small caps.

Historically in the second year following the end of a bear market, high quality, profitable companies outperform their counter parts. This bodes well for our bottoms up, dividend paying investment process which prefers quality, lower risk stocks over high risk companies expected to lose money. We believe the market trend shows signs of changing and will favor the Fund in 2004.


                                 [GRAPH OMITTED]
                [PLOT POINTS FOR EDGAR PURPOSES ARE AS FOLLOWS:]

            COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT

                               STI Classic
                             Variable Trust                      Russell 2000
                         Small Cap Value Equity                      Value
                                  Fund                               Index
10/31/97                         $10,000                            $10,000
12/97                            $10,214                            $10,453
12/98                            $ 8,970                            $ 9,779
12/99                            $ 8,541                            $ 9,633
12/00                            $ 9,939                            $11,832
12/01                            $12,074                            $13,492
12/02                            $11,929                            $11,950
12/03                            $16,515                            $17,450

                         Average Annual Total Returns(1)
                        (periods ended December 31, 2003)
             --------------------------------------------------------
                                                           Annualized
             One Year         3 Years         5 Years       Inception
                                                             to Date
             --------------------------------------------------------
              38.44%           18.44%          12.98%         7.71%
             --------------------------------------------------------
            Past performance is no indication of future performance.

(1) Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes.

                             VALUE INCOME STOCK FUND
                             -----------------------

The STI Classic Variable Trust Value Income Stock Fund (the "Fund") seeks to provide current income with capital appreciation by investing primarily in dividend-paying equity securities.

The Fund's investment philosophy is based on our belief that dividends are not only an important component of total return, but also a very useful tool that can give us information regarding a company's future earnings potential. The Fund employs a very disciplined and methodical approach to portfolio construction. The bottom-up process has three key factors to consider in all investment decisions: 1) minimum dividend criteria, 2) low historical valuation and 3) a catalyst for improving fundamental momentum which could cause an upward revaluation in the individual security.

Our process seeks dividend-paying stocks that are trading at the lower end of their historical valuation ranges. The companies that we then focus on are in the midst of fundamental change that we expect will re-ignite investor interest in the near term. They tend to exhibit "Value" characteristics such as low price-to-earnings ratios, low price-to-sales ratios and generally have higher dividend yields.

The Fund returned 23.12% for the twelve month period ended December 31, 2003, underperforming the S&P 500/Barra Value Index that returned 31.79%. The Fund benefited from overweight positions in Materials and Consumer Staples. This was offset by an underweight position in strong performing sectors Financials and Information Technology.

Industrial stocks comprise 14.9% of the Fund, compared to the index at 9.2%. The Fund is also overweight Materials, with a 9.5% weighting relative to the 3.6% weighting in the index. Our overweight position in these sectors is based on attractive valuations, strong balance sheets and significant operating leverage to an improving economy. The Fund has a significant weighting in Financials at 27.5% but is substantially underweight the benchmark, which is 36.3%. Our underweight position is based on our concerns that growth will be challenging in a rising interest rate environment unless there is an increase in commercial loan demand. Furthermore, overall valuations in the industry are not attractive. The Fund is also underweight Information Technology with a 3.8% weighting compared to benchmark weighting of 6.4%. The underweight position is due to the few number of companies in this sector that meet our criteria of solid dividends and balance sheets.

During 2003, 10-year U.S. Treasuries dropped to a 50 year low. These low interest rates allowed marginal companies to survive, and the "beta play" to be successful. In 2004, with interest rates expected to be stable to rising, the "quality play" should be successful. As it has since its inception, the Fund continues to target quality companies that have well formulated dividend policies, solid balance sheets and proven management teams.


                                 [GRAPH OMITTED]
                [PLOT POINTS FOR EDGAR PURPOSES ARE AS FOLLOWS:]

            COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT

                   STI Classic
                 Variable Trust            S&P 500/              Lipper Equity
                  Value Income            BARRA Value            Income Funds
                   Stock Fund                Index              Classification
10/31/95             $10,000                $10,000                 $10,000
12/95                $10,828                $10,816                 $10,741
12/96                $12,846                $13,194                 $12,595
12/97                $16,292                $17,149                 $15,975
12/98                $17,871                $19,667                 $17,897
12/99                $17,334                $22,169                 $18,690
12/00                $19,142                $23,516                 $20,338
12/01                $18,924                $20,763                 $19,400
12/02                $15,711                $16,434                 $16,353
12.03                $19,343                $21,658                 $20,609

                         Average Annual Total Returns(1)
                        (periods ended December 31, 2003)
             --------------------------------------------------------
                                                           Annualized
             One Year         3 Years         5 Years       Inception
                                                             to Date
             --------------------------------------------------------
              23.12%           0.35%           1.60%          8.21%
             --------------------------------------------------------
            Past performance is no indication of future performance.

(1) Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes.

                           INVESTMENT GRADE BOND FUND
                           --------------------------

The STI Classic Variable Trust Investment Grade Bond Fund ("the Fund") seeks to provide a high level of total return through current income and capital appreciation as is consistent with the preservation of capital primarily through investment in investment grade fixed income securities. Total return includes not only current income but also the changes in value of the assets held by the Fund. For the year ended December 31, 2003, the Fund has a total return of 3.51% versus a return of 4.68% for the Lehman U.S. Government/Credit Index.

2003 began with moderate economic growth and low inflation. During the middle of the year, concerns about deflation pushed interest rates to 40 year lows with the ten year Treasury yield declining to nearly 3%. During the third quarter as fiscal stimulus, monetary stimulus, and mortgage refinancing pushed up economic growth interest rates increased nearly 11/2%. Interest rates finished the year range bound after the substantial volatility seen earlier. The most remarkable aspect of the fixed income markets during the year was that corporate securities had one of the best years ever. Mortgages struggled during the first nine months of the year as the extreme volatility caused them to underperform but came back strong during the fourth quarter and basically matched Treasury returns for the year.

The Fund's overweight in Corporate Obligations enhanced performance for the year, but the higher quality of the portfolio limited the benefit somewhat. The Fund's overweight in mortgages and barbell structure (underweighting intermediate maturities) did not produce the benefits expected in 2003 but should add to performance in 2004. As 2004 progresses, expectations are for yields to gradually move up, and the yield curve to flatten. Incremental yield from both mortgages and corporates are expected to benefit the Fund's return for the year. The Fund continues to be managed with only moderate shifts in average maturity and duration. The total return is enhanced with yield curve analysis (monitoring and analyzing the risk/reward trade offs of different maturity sectors), sector rotation, credit analysis, and other low risk strategies. By actively pursuing these strategies, the Fund strives to add total return while reducing risk.


                                 [GRAPH OMITTED]
                [PLOT POINTS FOR EDGAR PURPOSES ARE AS FOLLOWS:]

            COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT

                   STI Classic                                      Lipper
                 Variable Trust             Lehman               Intermediate
                Investment Grade        U.S. Government/       Investment-Grade
                    Bond Fund             Credit Index          Debt Objective
10/31/95             $10,000                $10,000                 $10,000
12/95                $10,295                $10,314                 $10,284
12/96                $10,531                $10,615                 $10,624
12/97                $11,462                $11,649                 $11,575
12/98                $12,537                $12,753                 $12,471
12/99                $12,328                $12,479                 $12,320
12/00                $13,107                $13,956                 $13,556
12/01                $14,312                $15,144                 $14,597
12/02                $15,372                $16,812                 $15,788
12/03                $15,911                $17,599                 $16,507

                         Average Annual Total Returns(1)
                        (periods ended December 31, 2003)
             --------------------------------------------------------
                                                           Annualized
             One Year         3 Years         5 Years       Inception
                                                             to Date
             --------------------------------------------------------
               3.51%           6.68%           4.88%          5.89%
             --------------------------------------------------------
            Past performance is no indication of future performance.

(1) Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST  DECEMBER 31, 2003


CAPITAL APPRECIATION FUND
------------------------------------------------------------

                                       SHARES    VALUE (000)
------------------------------------------------------------
COMMON STOCK (97.8%)
CAPITAL GOODS (8.8%)
   3M                                   8,800      $   748
   Agilent Technologies*               17,200          503
   Danaher                              8,400          771
   Deere                               12,000          781
   General Dynamics                     6,700          606
   L-3 Communications Holdings*        16,500          847
   Parker Hannifin                     16,900        1,005
                                                   -------
                                                     5,261
                                                   -------
COMMUNICATION SERVICES (2.0%)
   COX Communications, Cl A (B)*       17,800          613
   Fox Entertainment Group, Cl A*      20,500          598
                                                   -------
                                                     1,211
                                                   -------
COMPUTER SOFTWARE (2.2%)
   Fiserv (B)*                         15,000          593
   Veritas Software*                   19,000          706
                                                   -------
                                                     1,299
                                                   -------
CONSUMER CYCLICALS (17.4%)
   Bed Bath & Beyond*                  22,630          981
   Coach*                              34,000        1,283
   Costco Wholesale*                   31,300        1,164
   Dollar General                      31,800          667
   Gap                                 42,700          991
   Home Depot                          26,700          948
   Lowe's                              24,400        1,352
   TJX                                 20,600          454
   Wal-Mart Stores                     15,000          796
   Walgreen                            16,000          582
   Walt Disney                         47,800        1,115
                                                   -------
                                                    10,333
                                                   -------
CONSUMER STAPLES (6.7%)
   Avon Products                       17,200        1,161
   Gillette                            24,700          907
   Procter & Gamble                     7,000          699
   Starbucks*                          14,200          469
   Sysco                               19,200          715
                                                   -------
                                                     3,951
                                                   -------


------------------------------------------------------------

                                       SHARES    VALUE (000)
------------------------------------------------------------
ENERGY (7.3%)
   Anadarko Petroleum                  17,800      $   908
   Devon Energy                        14,500          830
   Exxon Mobil                         27,000        1,107
   Noble*                              12,000          429
   Schlumberger                        19,000        1,040
                                                   -------
                                                     4,314
                                                   -------
FINANCE (20.1%)
   Aflac                               28,000        1,013
   Allstate                            26,100        1,123
   AMBAC Financial Group               16,000        1,110
   American Express                    27,800        1,341
   American International Group        17,700        1,173
   Bank of America                      7,300          587
   Citigroup                           23,500        1,141
   JP Morgan Chase                     30,700        1,128
   MBNA                                39,000          969
   Morgan Stanley                      11,000          636
   State Street                        22,000        1,146
   Zions Bancorporation                 9,300          570
                                                   -------
                                                    11,937
                                                   -------
HEALTH CARE (14.0%)
   Allergan                             5,000          384
   Bausch & Lomb (B)                   12,300          639
   Biomet                              27,000          983
   Boston Scientific*                  23,500          864
   Health Management
     Associates, Cl A                  36,000          864
   Johnson & Johnson                   19,500        1,007
   Pfizer                              46,300        1,636
   UnitedHealth Group                  33,400        1,943
                                                   -------
                                                     8,320
                                                   -------
SERVICES (3.4%)
   Cendant*                            52,500        1,169
   United Parcel Service, Cl B         11,300          843
                                                   -------
                                                     2,012
                                                   -------

--------------------------------------------------------------------------------


------------------------------------------------------------

                                       SHARES    VALUE (000)
------------------------------------------------------------
TECHNOLOGY (15.9%)
   Affiliated Computer
     Services, Cl A (B)*               16,300      $   888
   Amdocs*                             25,600          575
   Analog Devices*                     12,000          548
   Apple Computer (B)*                 45,000          961
   Cisco Systems*                      30,000          729
   Dell*                               32,000        1,087
   EMC*                                89,000        1,150
   Intel                               34,000        1,095
   Microsoft                           63,200        1,740
   Oracle*                             51,000          673
                                                   -------
                                                     9,446
                                                   -------
Total Common Stock
     (Cost $47,181)                                 58,084
                                                   -------
SHORT-TERM INVESTMENT (4.0%)
   Boston Global Investment Trust --
     Enhanced Portfolio (A)         2,349,988        2,350
                                                   -------
Total Short-Term Investment
     (Cost $2,350)                                   2,350
                                                   -------
MONEY MARKET FUNDS (2.5%)
   Federated Prime Obligation
     Money Market Fund                760,798          761
   Federated Prime Value
     Money Market Fund                728,049          728
                                                   -------
                                                     1,489
                                                   -------
Total Money Market Funds
     (Cost $1,489)                                   1,489
                                                   -------
Total Investments (104.3%)
   (Cost $51,020)                                   61,923
                                                   -------


------------------------------------------------------------

                                                 VALUE (000)
------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-4.3%)
   Payable upon Return of Securities Loaned        $(2,350)
   Investment Advisory Fees Payable                    (42)
   Administration Fees Payable                          (5)
   Custodian Fees Payable                               (2)
   Other Assets and Liabilities, Net                  (157)
                                                   -------
Total Other Assets and Liabilities                  (2,556)
                                                   -------
NET ASSETS:
   Paid in Capital -- Trust Shares
     (unlimited authorization -- no par value)
      based on 3,852,900 outstanding shares
     of beneficial interest                         55,363
   Accumulated net realized loss
     on investments                                 (6,899)
   Net unrealized appreciation
     on investments                                 10,903
                                                   -------
Total Net Assets (100.0%)                          $59,367
                                                   =======
Net Asset Value, Offering and Redemption
   Price Per Share -- Trust Shares                  $15.41
                                                    ======

* NON-INCOME PRODUCING SECURITY
CL -- CLASS
(A) THIS SECURITY WAS PURCHASED WITH CASH COLLATERAL HELD FROM SECURITIES LENDING (SEE NOTE 8 IN NOTES TO FINANCIAL STATEMENTS).
(B) THIS SECURITY OR A PARTIAL POSITION OF THE SECURITY WAS ON LOAN AT DECEMBER 31, 2003 (SEE NOTE 8 IN NOTES TO FINANCIAL STATEMENTS). THE TOTAL VALUE OF SECURITIES ON LOAN AT DECEMBER 31, 2003 WAS $2,298,910.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST  DECEMBER 31, 2003


GROWTH AND INCOME FUND
------------------------------------------------------------

                                       SHARES    VALUE (000)
------------------------------------------------------------
COMMON STOCK (96.7%)
BASIC MATERIALS (3.0%)
   E.I. du Pont de Nemours              2,500       $  115
   International Paper                  2,000           86
   Praxair                              2,000           76
                                                    ------
                                                       277
                                                    ------
CAPITAL GOODS (10.7%)
   Boeing                                 800           34
   Cooper Industries, Cl A              2,500          145
   Emerson Electric                     2,000          129
   General Electric                     5,000          155
   Honeywell International              5,000          167
   Illinois Tool Works                  1,500          126
   Precision Castparts                  1,100           50
   Rockwell Automation                  3,000          107
   United Technologies                    800           76
                                                    ------
                                                       989
                                                    ------
COMMUNICATION SERVICES (6.3%)
   Alltel                               3,000          140
   AT&T                                 5,000          102
   SBC Communications                   3,000           78
   Verizon Communications               6,000          210
   Vodafone Group ADR                   2,000           50
                                                    ------
                                                       580
                                                    ------
CONSUMER CYCLICALS (10.0%)
   Brunswick                            2,106           67
   Gannett                              1,000           89
   Johnson Controls                       600           70
   Jones Apparel Group                  3,000          106
   Kohl's*                              3,500          157
   Lowe's                               1,000           55
   May Department Stores                5,000          145
   Target                               3,000          115
   Walt Disney                          5,000          117
                                                    ------
                                                       921
                                                    ------
CONSUMER STAPLES (5.0%)
   Gillette                             2,000           73
   HJ Heinz                             3,000          109


------------------------------------------------------------

                                       SHARES    VALUE (000)
------------------------------------------------------------
CONSUMER STAPLES -- CONTINUED
   Kimberly-Clark                       1,500       $   89
   PepsiCo                              1,000           47
   Procter & Gamble                       500           50
   Sara Lee                             2,500           54
   Sysco                                1,000           37
                                                    ------
                                                       459
                                                    ------
ENERGY (9.5%)
   Burlington Resources                 2,000          111
   ChevronTexaco                        1,500          129
   ConocoPhillips                       2,500          164
   Exxon Mobil                          6,000          246
   Schlumberger                         2,500          137
   XTO Energy                           3,000           85
                                                    ------
                                                       872
                                                    ------
FINANCE (21.6%)
   American International Group         2,000          133
   Bank of America                      2,000          161
   Berkshire Hathaway, Cl B*               60          169
   Cincinnati Financial                 2,000           84
   Citigroup                            3,000          146
   Comerica (B)                         2,000          112
   Fannie Mae                             500           37
   Fifth Third Bancorp                  1,000           59
   Goldman Sachs Group                  1,000           99
   Jefferson-Pilot                      2,500          127
   MGIC Investment (B)                  1,500           85
   Morgan Stanley                       1,500           87
   PNC Financial Services Group         3,000          164
   Prudential Financial                 5,000          209
   US Bancorp                           7,500          223
   Wells Fargo                          1,600           94
                                                    ------
                                                     1,989
                                                    ------
HEALTH CARE (10.2%)
   Abbott Laboratories                  2,000           93
   Barr Pharmaceuticals*                1,200           92
   Bristol-Myers Squibb                 5,000          143
   C.R. Bard                            2,000          163
   Express Scripts*                     1,000           66

--------------------------------------------------------------------------------


------------------------------------------------------------

                                       SHARES    VALUE (000)
------------------------------------------------------------
HEALTH CARE -- CONTINUED
   Johnson & Johnson                    2,000       $  103
   Merck                                1,000           46
   Oxford Health Plans (B)*             3,000          131
   Pfizer                               3,000          106
                                                    ------
                                                       943
                                                    ------
SERVICES (1.5%)
   Cendant*                             6,000          134
                                                    ------
TECHNOLOGY (11.9%)
   Computer Sciences*                   3,000          133
   DST Systems*                         1,000           42
   First Data                           3,500          144
   Hewlett-Packard                      5,000          115
   Intel                                2,500           80
   International Business Machines        600           55
   Microsoft                            5,000          138
   Nokia ADR                            5,000           85
   Storage Technology*                  4,000          103
   Sungard Data Systems*                4,000          111
   Texas Instruments                    3,000           88
                                                    ------
                                                     1,094
                                                    ------
TRANSPORTATION (2.8%)
   Norfolk Southern                     5,000          118
   Ryder System                         4,000          137
                                                    ------
                                                       255
                                                    ------
UTILITIES (4.2%)
   American Electric Power              6,500          198
   Exelon                               2,000          133
   Questar                              1,500           53
                                                    ------
                                                       384
                                                    ------
Total Common Stock
     (Cost $7,665)                                   8,897
                                                    ------
MONEY MARKET FUND (2.9%)
   Federated Prime Value
     Money Market Fund                270,563          271
                                                    ------
Total Money Market Fund
     (Cost $271)                                       271
                                                    ------


------------------------------------------------------------

                                       SHARES    VALUE (000)
------------------------------------------------------------
SHORT-TERM INVESTMENT (2.7%)
   Boston Global Investment Trust --
     Enhanced Portfolio (A)           242,996       $  243
                                                    ------
Total Short-Term Investment
     (Cost $243)                                       243
                                                    ------
Total Investments (102.3%)
   (Cost $8,179)                                     9,411
                                                    ------
OTHER ASSETS AND LIABILITIES (-2.3%)
   Payable upon Return of Securities Loaned           (243)
   Administration Fees Payable                          (5)
   Investment Advisory Fees Payable                     (1)
   Other Assets and Liabilities, Net                    36
                                                    ------
Total Other Assets and Liabilities                    (213)
                                                    ------
NET ASSETS:
   Paid in Capital -- Trust Shares
     (unlimited authorization -- no par value)
     based on 911,094 outstanding shares
     of beneficial interest                          8,846
   Accumulated net realized loss
     on investments                                   (880)
   Net unrealized appreciation
     on investments                                  1,232
                                                    ------
Total Net Assets (100.0%)                           $9,198
                                                    ======
Net Asset Value, Offering and Redemption
   Price Per Share -- Trust Shares                  $10.10
                                                    ======

* NON-INCOME PRODUCING SECURITY
ADR -- AMERICAN DEPOSITARY RECEIPT
CL -- CLASS
(A) THIS SECURITY WAS PURCHASED WITH CASH COLLATERAL HELD FROM SECURITIES LENDING (SEE NOTE 8 IN NOTES TO FINANCIAL STATEMENTS).
(B) THIS SECURITY OR A PARTIAL POSITION OF THE SECURITY WAS ON LOAN AT DECEMBER 31, 2003 (SEE NOTE 8 IN NOTES TO FINANCIAL STATEMENTS). THE TOTAL VALUE OF SECURITIES ON LOAN AT DECEMBER 31, 2003 WAS $236,548.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST  DECEMBER 31, 2003


INTERNATIONAL EQUITY FUND
------------------------------------------------------------

                                       SHARES    VALUE (000)
------------------------------------------------------------
FOREIGN COMMON STOCK (97.6%)
AUSTRALIA (4.7%)
   Australia & New Zealand
     Banking Group                      3,110      $    41
   Billabong International              5,700           31
   BlueScope Steel                      8,300           35
   Boral                                8,527           32
   News Corp                            2,797           25
   Orica                                1,539           16
   Origin Energy                        5,300           19
   Publishing & Broadcasting            2,600           25
   Qantas Airways                      11,900           30
   QBE Insurance Group (B)              4,700           38
   Telstra                              6,400           23
   West Australian Newspapers           2,800           14
                                                   -------
                                                       329
                                                   -------
BELGIUM (0.7%)
   Delhaize Group                         300           15
   Fortis                               1,537           31
                                                   -------
                                                        46
                                                   -------
DENMARK (0.8%)
   Danske Bank                          2,200           52
                                                   -------
FINLAND (1.3%)
   Nokia                                3,825           66
   Tietoenator                            780           21
                                                   -------
                                                        87
                                                   -------
FRANCE (9.6%)
   Alcatel*                             2,600           34
   Aventis                                802           53
   AXA                                  1,300           28
   BNP Paribas                          1,478           93
   Compagnie de Saint-Gobain              700           34
   Dassault Systemes                      268           12
   France Telecom*                      1,300           37
   Lafarge                                243           22
   Pernod-Ricard                          250           28
   Peugeot                                655           33


------------------------------------------------------------

                                       SHARES    VALUE (000)
------------------------------------------------------------
FRANCE  -- CONTINUED
   Societe Generale                       490      $    43
   Suez                                 1,538           31
   Technip                                 70            8
   Thomson                              1,038           22
   Total                                  635          118
   Vinci                                  300           25
   Vivendi Universal*                   1,700           41
                                                   -------
                                                       662
                                                   -------
GERMANY (7.8%)
   Allianz                                488           62
   BASF                                   977           55
   Bayer                                  700           20
   Bayerische Motoren Werke               453           21
   Deutsche Bank                          756           63
   Deutsche Post                        1,600           33
   Deutsche Telekom*                    3,182           58
   E.ON                                   400           26
   Infineon Technologies*                 600            8
   Metro                                  500           22
   Muenchener
     Rueckversicherungs                   107           13
   SAP                                    252           42
   Schering                               267           14
   Siemens                              1,056           85
   Volkswagen                             300           17
                                                   -------
                                                       539
                                                   -------
HONG KONG (1.6%)
   Bank of East Asia                    5,800           18
   Cathay Pacific Airways               7,000           13
   Cheung Kong Holdings                 2,000           16
   CLP Holdings                         2,700           13
   Esprit Holdings                      8,500           28
   Hutchison Whampoa                    2,447           18
   Sino Land                           12,000            7
                                                   -------
                                                       113
                                                   -------

--------------------------------------------------------------------------------


------------------------------------------------------------

                                       SHARES    VALUE (000)
------------------------------------------------------------
IRELAND (1.3%)
   Anglo Irish Bank                     2,667      $    42
   Bank of Ireland                      3,400           46
                                                   -------
                                                        88
                                                   -------
ITALY (3.2%)
   Banca Intesa                         8,119           32
   ENI-Ente Nazionale Idrocarburi       3,348           63
   Mediaset                             4,100           49
   Saipem                               1,253           10
   Telecom Italia*                     12,644           38
   UniCredito Italiano                  5,803           31
                                                   -------
                                                       223
                                                   -------
JAPAN (20.2%)
   Advantest                              100            8
   Alps Electric                        1,000           15
   Asahi Breweries                      4,300           39
   Asahi Glass                          3,000           25
   Canon                                  700           33
   Chugoku Electric Power               1,400           24
   Daiwa House Industry                 1,000           11
   Denso                                  600           12
   East Japan Railway                       4           19
   Eisai                                1,200           32
   Fast Retailing                         500           30
   Fujitsu*                             2,000           12
   Hitachi                              4,000           24
   Honda Motor                          1,002           44
   JFE Holdings                           900           25
   JGC                                  1,000           10
   Kddi                                     3           17
   Kirin Brewery                        2,000           17
   Komatsu                              3,000           19
   Kyushu Electric Power                  700           12
   Marubeni                            10,000           19
   Matsushita Electric Industrial       2,000           28
   Mitsubishi                           3,000           32
   Mitsubishi Tokyo Financial Group         5           39


------------------------------------------------------------

                                       SHARES    VALUE (000)
------------------------------------------------------------
JAPAN  -- CONTINUED
   Mitsui                               1,812      $    15
   Mitsui Fudosan                       3,000           27
   Mitsui OSK Lines                     6,000           29
   Mitsui Sumitomo Insurance            3,000           25
   NEC                                  1,000            7
   Nippon Express                       3,000           14
   Nippon Steel                        11,000           24
   Nippon Telegraph & Telephone            11           53
   Nissan Motor                         2,900           33
   Nitto Denko                            700           37
   Nomura Holdings                      2,000           34
   NTT DoCoMo                              11           25
   Oki Electric Industry*               2,000            8
   Olympus                              1,000           22
   Onward Kashiyama                     1,000           12
   ORIX                                   100            8
   Pioneer                              1,000           28
   Ricoh                                2,400           47
   Sanyo Electric                       2,000           10
   Seiko Epson Corp                       700           33
   Sekisui House                        2,000           21
   Sharp                                2,000           32
   Shin-Etsu Chemical                     400           16
   Showa Shell Sekiyu                     800            6
   Sony                                   500           17
   Sumitomo                             2,000           15
   Sumitomo Chemical                    4,000           16
   Sumitomo Mitsui Financial Group*        10           53
   Takeda Chemical Industries             400           16
   Tokyo Electric Power                 1,300           28
   Tokyo Gas                            2,000            7
   Toyota Motor                         2,713           92
   UFJ Holdings*                            2           10
   Yamaha                               1,100           22
   Yamanouchi Pharmaceutical              400           12
                                                   -------
                                                     1,400
                                                   -------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST  DECEMBER 31, 2003


INTERNATIONAL EQUITY FUND--CONTINUED
------------------------------------------------------------

                                       SHARES    VALUE (000)
------------------------------------------------------------
NETHERLANDS (4.9%)
   ABN AMRO Holding                     2,998      $    70
   Akzo Nobel                             943           36
   ING Groep                            2,513           59
   Koninklijke Philips Electronics      1,796           52
   Royal Dutch Petroleum                1,090           58
   Royal KPN*                           3,900           30
   Unilever                               284           19
   United Services Group                  751           17
                                                   -------
                                                       341
                                                   -------
NEW ZEALAND (0.6%)
   Fletcher Building                   14,131           39
                                                   -------
NORWAY (0.5%)
   Telenor ASA                          5,200           34
                                                   -------
SINGAPORE (0.8%)
   DBS Group Holdings                   2,000           17
   Fraser & Neave                       1,500           11
   Jardine Cycle & Carriage                80           --
   SembCorp Industries                 12,000            9
   Singapore Airlines                   1,000            7
   Singapore Telecommunications        11,000           13
                                                   -------
                                                        57
                                                   -------
SPAIN (5.0%)
   Acciona                                200           12
   Altadis                              1,010           29
   Banco Santander Central Hispano      6,590           78
   Endesa (B)                           2,600           50
   Gamesa Corp Tecnologica                600           20
   Repsol                               1,700           33
   Sociedad General de Aguas de
     Barcelona, Cl A                    1,425           21
   Telefonica                           6,207           91
   Union Fenosa                           733           14
                                                   -------
                                                       348
                                                   -------


------------------------------------------------------------

                                       SHARES    VALUE (000)
------------------------------------------------------------
SWEDEN (2.5%)
   Autoliv                                991      $    38
   Electrolux, Cl B                     1,700           37
   Sandvik                              1,133           39
   Svenska Handelsbanken, Cl A          1,200           25
   Telefonaktiebolaget LM
     Ericsson, Cl B*                   19,800           35
                                                   -------
                                                       174
                                                   -------
SWITZERLAND (7.7%)
   Credit Suisse Group                  2,143           78
   Nestle                                 380           95
   Novartis                             3,283          149
   Roche Holding                          450           45
   STMicroelectronics                     595           16
   UBS                                  1,268           87
   Zurich Financial Services*             413           60
                                                   -------
                                                       530
                                                   -------
UNITED KINGDOM (24.4%)
   AstraZeneca                          1,157           56
   Aviva                                5,300           47
   Balfour Beatty                       7,738           30
   Barclays                             8,500           76
   BP                                  21,215          172
   British American Tobacco             3,505           48
   BT Group                             8,530           29
   Burberry Group                       4,300           28
   Centrica                            12,000           45
   Diageo                               1,300           17
   Emap                                 2,900           44
   Galen Holdings                       1,000           13
   GlaxoSmithKline                      6,612          152
   HBOS                                 6,600           85
   HSBC Holdings                       10,239          161
   Kidde                               20,397           39
   mmO2*                               24,800           34
   Next                                 1,900           38

--------------------------------------------------------------------------------


------------------------------------------------------------

                                       SHARES    VALUE (000)
------------------------------------------------------------
UNITED KINGDOM -- CONTINUED
   Royal Bank of Scotland Group         3,102      $    91
   Sage Group                           5,400           17
   Shell Transport & Trading            9,077           68
   Shire Pharmaceuticals*               2,000           19
   Tesco                               13,567           63
   Vodafone Group                      70,218          174
   Whitbread                            2,000           26
   William Hill                         5,149           39
   Wimpey George                        8,696           58
   WPP Group                            2,100           21
                                                   -------
                                                     1,690
                                                   -------
Total Foreign Common Stock
     (Cost $5,288)                                   6,752
                                                   -------
SHORT-TERM INVESTMENT (1.2%)
   Boston Global Investment Trust --
     Enhanced Portfolio (A)            84,070           84
                                                   -------
Total Short-Term Investment
     (Cost $84)                                         84
                                                   -------
Total Investments (98.8%)
   (Cost $5,372)                                     6,836
                                                   -------
OTHER ASSETS AND LIABILITIES (1.2%)
   Payable upon Return of Securities Loaned            (84)
   Receivable from Investment Adviser                    2
   Administration Fees Payable                          (6)
   Other Assets and Liabilities, Net                   172
                                                   -------
Total Other Assets and Liabilities                      84
                                                   -------


------------------------------------------------------------

                                                 VALUE (000)
------------------------------------------------------------
NET ASSETS:
   Paid in Capital -- Trust Shares
     (unlimited authorization -- no par value)
     based on 733,703 outstanding shares
     of beneficial interest                        $ 9,052
   Undistributed net investment income                  95
   Accumulated net realized loss
     on investments                                 (3,694)
   Net unrealized appreciation
     on investments                                  1,464
   Net unrealized appreciation on
     forward foreign currency contracts,
     foreign currencies and translation
     of other assets and liabilities
     denominated in foreign currencies                   3
                                                   -------
Total Net Assets (100.0%)                          $ 6,920
                                                   =======
Net Asset Value, Offering and Redemption
   Price Per Share -- Trust Shares                   $9.43
                                                     =====

* NON-INCOME PRODUCING SECURITY
CL -- CLASS
(A) THIS SECURITY WAS PURCHASED WITH CASH COLLATERAL HELD FROM SECURITIES LENDING (SEE NOTE 8 IN NOTES TO FINANCIAL STATEMENTS).
(B) THIS SECURITY OR A PARTIAL POSITION OF THE SECURITY WAS ON LOAN AT DECEMBER 31, 2003 (SEE NOTE 8 IN NOTES TO FINANCIAL STATEMENTS). THE TOTAL VALUE OF SECURITIES ON LOAN AT DECEMBER 31, 2003 WAS $79,537.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST  DECEMBER 31, 2003


INTERNATIONAL EQUITY FUND--CONCLUDED

At December 31, 2003, sector diversification of the Fund was as follows (unaudited):

                                        % OF         VALUE
SECTOR DIVERSIFICATION               NET ASSETS      (000)
----------------------               ----------     -------
FOREIGN COMMON STOCK
Banks                                    12.6%        $874
Drugs                                     4.9          341
Energy                                    4.9          340
Government Agencies                       4.4          302
Financial Services                        4.3          294
Building & Construction                   4.2          292
Food, Beverage & Tobacco                  4.2          291
Telephones & Telecommunications           4.2          289
Automotive                                3.5          241
Communication Services                    3.4          243
Aerospace & Defense                       3.4          235
Insurance                                 3.1          216
Chemicals                                 3.0          208
Electrical Services                       2.9          202
Metals & Mining                           2.5          174
Apparel/Textiles                          2.3          157
Machinery                                 1.9          134
Retail                                    1.9          134
Computer Software                         1.9          133
Semiconductors                            1.9          132
Commercial Banks                          1.9          129
Services                                  1.8          125
Utilities                                 1.7          118
Real Estate                               1.5          103
Wholesale                                 1.5          103
Office Furniture & Fixtures               1.2           80
Concrete & Mineral Products               1.0           73
Glass Products                            0.9           59


                                        % OF         VALUE
SECTOR DIVERSIFICATION               NET ASSETS      (000)
----------------------               ----------     -------
FOREIGN COMMON STOCK -- CONTINUED
Household Products                        0.8%       $  54
Gas/Natural Gas                           0.8           52
Broadcasting                              0.7           49
Steel & Steel Works                       0.7           49
Mortgage Bankers & Brokers                0.7           46
Printing & Publishing                     0.6           44
Investment Bankers/Broker Dealers         0.6           40
Entertainment                             0.6           39
Lumber & Wood Products                    0.6           39
Miscellaneous Manufacturing               0.6           39
Autoparts                                 0.6           38
Photographic Equipment & Supplies         0.5           33
Electric Products                         0.4           30
Telephone                                 0.4           30
Marine Transportation                     0.4           30
Beauty Products                           0.4           28
Medical & Medical Products                0.3           22
Transportation                            0.3           21
Railroads                                 0.3           19
Rubber & Plastic                          0.2           16
Specialty Construction                    0.2           12
                                      -------       ------
TOTAL FOREIGN COMMON STOCK               97.6        6,752
SHORT-TERM INVESTMENT                     1.2           84
                                      -------       ------
TOTAL INVESTMENTS                        98.8        6,836
TOTAL OTHER ASSETS AND
   LIABILITIES                            1.2           84
                                      -------       ------
TOTAL NET ASSETS                        100.0%      $6,920
                                      =======       ======


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------


MID-CAP EQUITY FUND
------------------------------------------------------------

                                       SHARES    VALUE (000)
------------------------------------------------------------
COMMON STOCK (95.3%)
BASIC MATERIALS (2.4%)
   Lennar, Cl A                         1,500      $   144
   Lubrizol                             3,820          124
   NVR*                                   240          112
                                                   -------
                                                       380
                                                   -------
CAPITAL GOODS (8.0%)
   Acuity Brands                        1,963           51
   Advance Auto Parts*                    800           65
   BorgWarner                           1,300          111
   Eaton                                1,410          152
   Freeport-McMoRan Copper
     & Gold, Cl B                       1,590           67
   Harsco                               3,820          167
   Hubbell, Cl B                        3,470          153
   Lear                                 1,670          102
   Rockwell Collins                     7,690          231
   Textron                              3,380          193
                                                   -------
                                                     1,292
                                                   -------
COMMUNICATION SERVICES (1.4%)
   Avaya*                               8,620          112
   Harris                               2,850          108
                                                   -------
                                                       220
                                                   -------
COMPUTER SOFTWARE (2.2%)
   Quest Software*                      3,600           51
   Siebel Systems*                      6,730           93
   Storage Technology*                  2,410           62
   Veritas Software*                    4,030          150
                                                   -------
                                                       356
                                                   -------
CONSUMER CYCLICALS (13.6%)
   Albertson's (B)                      2,400           54
   Big 5 Sporting Goods*                3,500           73
   Coach*                               2,000           76
   Dollar General                       5,400          113
   Ferro                                5,720          156
   Fortune Brands                       1,200           86
   Hasbro                               4,320           92


------------------------------------------------------------

                                       SHARES    VALUE (000)
------------------------------------------------------------
CONSUMER CYCLICALS -- CONTINUED
   Marvel Enterprises*                    550      $    16
   May Department Stores                7,600          221
   Neiman-Marcus Group, Cl A*             800           43
   New York Times, Cl A                 2,060           98
   Park Place Entertainment*            5,890           64
   Potlatch                             7,720          268
   RadioShack                           2,410           74
   Reader's Digest Association          4,890           72
   Rent-A-Center*                       2,720           81
   Scholastic*                          3,500          119
   SCP Pool*                            3,960          129
   Sears Roebuck                        1,700           77
   Staples*                             3,800          104
   Xerox (B)*                           6,660           92
   Zale*                                1,760           94
                                                   -------
                                                     2,202
                                                   -------
CONSUMER STAPLES (4.1%)
   Archer-Daniels-Midland               2,090           32
   Clorox                               1,910           93
   HJ Heinz                             5,380          196
   RJ Reynolds Tobacco Holdings         1,550           90
   Starbucks*                           4,600          152
   UST                                  3,000          107
                                                   -------
                                                       670
                                                   -------
EDUCATIONAL SERVICES (0.2%)
   Universal Technical Institute*       1,150           34
                                                   -------
ENERGY (4.9%)
   Amerada Hess                         3,660          194
   Ashland                              5,900          260
   Marathon Oil                         7,760          257
   Tidewater                            2,710           81
                                                   -------
                                                       792
                                                   -------
FINANCE (20.5%)
   Ameritrade Holding*                  5,960           84
   AmSouth Bancorp                      2,110           52

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST  DECEMBER 31, 2003


MID-CAP EQUITY FUND--CONTINUED
------------------------------------------------------------

                                       SHARES    VALUE (000)
------------------------------------------------------------
FINANCE -- CONTINUED
   Annaly Mortgage Management
     REIT (B)                           7,120      $   131
   AON                                  2,810           67
   Archstone-Smith Trust REIT           1,920           54
   Bear Stearns                           560           45
   Brandywine Realty Trust REIT         2,700           72
   Charter One Financial                1,340           46
   Colonial Properties Trust REIT       4,580          181
   Comerica                             4,730          265
   Commerce Bancshares                  2,940          144
   Countrywide Financial                  990           75
   E*Trade Financial*                   6,590           83
   Equity Office Properties Trust
     REIT                               5,880          168
   Equity Residential REIT              2,720           80
   First Industrial Realty Trust
     REIT (B)                           6,770          229
   Jefferies Group                      2,900           96
   Legg Mason                             800           62
   Lexington Corporate Properties
     Trust REIT                         3,200           65
   Lincoln National                     4,960          200
   Northern Trust                       3,530          164
   PMI Group (B)                        3,270          122
   St. Paul                             3,570          142
   State Street                         3,210          167
   UnionBanCal                          1,800          104
   Unitrin                              3,580          148
   UnumProvident                        1,520           24
   Webster Financial                    5,440          249
                                                   -------
                                                     3,319
                                                   -------
HEALTH CARE (9.9%)
   American Healthways*                 2,160           51
   Coventry Health Care*                1,220           79
   Dade Behring Holdings*               1,480           53
   DaVita*                              2,100           82
   Eon Labs*                            1,500           76
   Humana*                              5,280          121


------------------------------------------------------------

                                       SHARES    VALUE (000)
------------------------------------------------------------
HEALTH CARE  -- CONTINUED
   IMS Health                           3,900      $    97
   Invitrogen (B)*                      1,700          119
   IVAX*                                3,370           80
   Laboratory Corp of America
     Holdings*                          2,680           99
   Pacificare Health Systems*             760           51
   Select Medical                       5,880           96
   Therasense (B)*                      2,890           59
   Valeant Pharmaceuticals
     International                      6,350          160
   Varian Medical Systems*              2,590          179
   WellChoice*                          1,470           51
   Zimmer Holdings*                     2,100          148
                                                   -------
                                                     1,601
                                                   -------
SEMICONDUCTORS (5.4%)
   Altera*                              3,715           84
   Amkor Technology*                    2,100           38
   Arrow Electronics*                   5,880          136
   Intersil, Cl A                       5,790          144
   LSI Logic*                           7,720           68
   Molex (B)                            3,110          109
   National Semiconductor*              2,400           95
   Sanmina-SCI*                        13,030          164
   Tessera Technologies*                2,100           40
                                                   -------
                                                       878
                                                   -------
SERVICES (5.6%)
   Convergys*                           2,580           45
   Deluxe                               2,930          121
   Getty Images*                        1,830           92
   H&R Block                            3,020          167
   International Game Technology        2,700           97
   Iron Mountain (B)*                   1,000           40
   National Processing*                 4,800          113
   Netflix*                             2,310          126
   ServiceMaster                        9,460          110
                                                   -------
                                                       911
                                                   -------

--------------------------------------------------------------------------------


------------------------------------------------------------

                                       SHARES    VALUE (000)
------------------------------------------------------------
TECHNOLOGY (9.1%)
   Apple Computer*                      1,530      $    33
   Avnet*                               5,500          119
   BMC Software*                        3,040           57
   Computer Associates International    3,260           89
   Electronic Arts*                     2,000           96
   Electronic Data Systems              2,750           67
   Intuit*                              3,320          176
   Lam Research*                        3,600          116
   Lexmark International*                 640           50
   Monsanto                             3,920          113
   Network Associates*                  1,830           28
   Novellus Systems*                    4,050          170
   Pitney Bowes                         6,080          247
   Sungard Data Systems*                2,200           61
   Symantec*                            1,540           53
                                                   -------
                                                     1,475
                                                   -------
TRANSPORTATION (1.4%)
   Burlington Northern Santa Fe         3,700          120
   Florida East Coast Industries          660           22
   Quality Distribution*                4,200           82
                                                   -------
                                                       224
                                                   -------
UTILITIES (6.6%)
   Citizens Communications*            14,810          184
   Edison International                 4,530           99
   GrafTech International Ltd.*        10,200          138
   Great Plains Energy                  3,960          126
   OGE Energy                          12,420          301
   PG&E*                                2,700           75
   Williams                             3,060           30
   WPS Resources                          200            9
   Xcel Energy                          6,120          104
                                                   -------
                                                     1,066
                                                   -------
Total Common Stock
     (Cost $12,709)                                 15,420
                                                   -------


------------------------------------------------------------

                                       SHARES    VALUE (000)
------------------------------------------------------------
PREFERRED CONVERTIBLE STOCK (0.1%)
   UnumProvident (C)                      670      $    22
                                                   -------
Total Preferred Convertible Stock
     (Cost $21)                                         22
                                                   -------
EXCHANGE TRADED FUND (2.1%)
   Midcap SPDR Trust, Ser 1             3,160          333
                                                   -------
Total Exchange Traded Fund
     (Cost $302)                                       333
                                                   -------
SHORT-TERM INVESTMENT (4.6%)
   Boston Global Investment Trust --
     Enhanced Portfolio (A)           751,250          751
                                                   -------
Total Short-Term Investment
     (Cost $751)                                       751
                                                   -------
MONEY MARKET FUNDS (2.6%)
   Federated Prime Obligation
     Money Market Fund                259,554          260
   Federated Prime Value
     Money Market Fund                164,708          165
                                                   -------
Total Money Market Funds
     (Cost $425)                                       425
                                                   -------
Total Investments (104.7%)
   (Cost $14,208)                                   16,951
                                                   -------
OTHER ASSETS AND LIABILITIES (-4.7%)
   Payable upon Return of Securities Loaned           (751)
   Investment Advisory Fees Payable                     (7)
   Administration Fees Payable                          (5)
   Custodian Fees Payable                               (1)
   Other Assets and Liabilities, Net                    (5)
                                                   -------
Total Other Assets and Liabilities                    (769)
                                                   -------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST  DECEMBER 31, 2003


MID-CAP EQUITY FUND--CONCLUDED
------------------------------------------------------------

                                                 VALUE (000)
------------------------------------------------------------
NET ASSETS:
   Paid in Capital -- Trust Shares
     (unlimited authorization -- no par value)
     based on 1,581,293 outstanding shares
     of beneficial interest                        $17,537
   Accumulated net realized loss
     on investments                                 (4,098)
   Net unrealized appreciation
     on investments                                  2,743
                                                   -------
Total Net Assets (100.0%)                          $16,182
                                                   =======
Net Asset Value, Offering and Redemption
   Price Per Share -- Trust Shares                  $10.23
                                                    ======

* NON-INCOME PRODUCING SECURITY
CL -- CLASS
LTD. -- LIMITED
REIT -- REAL ESTATE INVESTMENT TRUST
SER -- SERIES
SPDR -- STANDARD & POOR'S DEPOSITARY RECEIPT
(A) THIS SECURITY WAS PURCHASED WITH CASH COLLATERAL HELD FROM SECURITIES LENDING (SEE NOTE 8 IN NOTES TO FINANCIAL STATEMENTS).
(B) THIS SECURITY OR A PARTIAL POSITION OF THE SECURITY WAS ON LOAN AT DECEMBER 31, 2003 (SEE NOTE 8 IN NOTES TO FINANCIAL STATEMENTS). THE TOTAL VALUE OF SECURITIES ON LOAN AT DECEMBER 31, 2003 WAS $728,380.
(C) SECURITY SOLD WITHIN TERMS OF A PRIVATE PLACEMENT MEMORANDUM, EXEMPT FROM REGISTRATION UNDER SECTION 144A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY BE SOLD ONLY TO DEALERS IN THAT PROGRAM OR OTHER "ACCREDITED INVESTORS."


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------


SMALL CAP VALUE EQUITY FUND
------------------------------------------------------------

                                       SHARES    VALUE (000)
------------------------------------------------------------
COMMON STOCK (98.1%)
BASIC MATERIALS (8.3%)
   Carpenter Technology                 5,200      $   154
   Cia Siderurgica Nacional ADR         1,800           96
   Lubrizol                             5,000          163
   Olin                                 8,400          168
   Sappi ADR                           13,300          182
   Soc Quimica y Minera de
     Chile ADR                          2,200           91
   Texas Industries                     9,100          337
   United States Steel                  8,000          280
   Valspar                              3,800          188
   Wellman                              3,800           39
                                                   -------
                                                     1,698
                                                   -------
CAPITAL GOODS (17.6%)
   Baldor Electric                      8,100          185
   BHA Group Holdings                   1,900           48
   BorgWarner                           3,800          323
   Briggs & Stratton (B)                2,400          162
   Cummins (B)                          2,700          132
   Edelbrock                              330            4
   Empresa Brasileira de
     Aeronautica ADR (B)               15,713          551
   Goodrich                             5,500          163
   HON Industries                       5,200          225
   Lennox International                 8,014          134
   LSI Industries                      15,062          203
   Makita ADR                          20,000          199
   Oshkosh Truck                        4,800          245
   Quixote                              9,000          220
   Robbins & Myers                      8,100          154
   Roper Industries                     2,300          113
   Snap-On                              4,500          145
   Stewart & Stevenson Services         7,700          108
   Tecumseh Products, Cl A              2,400          116
   Tenaris ADR                          2,652           89
   York International                   2,000           74
                                                   -------
                                                     3,593
                                                   -------


------------------------------------------------------------

                                       SHARES    VALUE (000)
------------------------------------------------------------
COMMUNICATION SERVICES (3.9%)
   Harris                              21,077      $   800
                                                   -------
CONSUMER CYCLICALS (20.1%)
   Bassett Furniture Industries         6,400          106
   Benetton Group ADR                   7,000          161
   Blyth                                4,700          151
   CBRL Group                           7,000          268
   Circuit City Stores                 39,400          399
   Ethan Allen Interiors                6,700          281
   Fairmont Hotels & Resorts            7,200          195
   Federal Signal                       6,100          107
   Harman International Industries      1,772          131
   Intrawest (B)                       12,900          238
   John H. Harland (B)                  6,800          186
   John Wiley & Sons, Cl A              6,300          164
   Libbey                               4,400          125
   Media General, Cl A                  3,600          234
   Movado Group                         4,200          119
   Natuzzi ADR                          8,400           85
   Nautilus Group (B)                  17,100          240
   Phillips-Van Heusen                 10,100          179
   Pier 1 Imports                       9,000          197
   Sturm Ruger (B)                      5,500           63
   Winnebago Industries (B)             6,700          461
                                                   -------
                                                     4,090
                                                   -------
CONSUMER STAPLES (6.9%)
   Adolph Coors, Cl B                   4,400          247
   Church & Dwight                      8,800          348
   Dial                                 8,200          233
   Ingles Markets, Cl A                 7,400           76
   Interstate Bakeries                  4,600           65
   JM Smucker                           6,175          280
   Sensient Technologies                7,920          157
                                                   -------
                                                     1,406
                                                   -------
ENERGY (3.4%)
   Arch Coal                            5,900          184
   ENSCO International                  3,700          100

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST  DECEMBER 31, 2003


SMALL CAP VALUE EQUITY FUND--CONCLUDED
------------------------------------------------------------

                                       SHARES    VALUE (000)
------------------------------------------------------------
ENERGY -- CONTINUED
   Noble Energy                         2,200      $    98
   Peabody Energy                       7,200          300
                                                   -------
                                                       682
                                                   -------
FINANCE (12.5%)
   American Financial Group             6,200          164
   Banner                               3,500           88
   City National                        3,300          205
   Colonial BancGroup                  11,700          203
   FNB                                  4,509          160
   Glacier Bancorp                      4,591          149
   HCC Insurance Holdings               7,800          248
   Horizon Financial                    7,256          127
   Hub International                   13,400          225
   PXRE Group                           5,300          125
   Scottish Annuity & Life
     Holdings                           5,400          112
   Seacoast Banking Corp of Florida     6,710          116
   Stancorp Financial Group             2,400          151
   Washington Federal (B)               5,261          149
   West Coast Bancorp (B)               7,076          151
   Wilmington Trust                     4,800          173
                                                   -------
                                                     2,546
                                                   -------
HEALTH CARE (1.7%)
   Alpharma, Cl A                       6,254          126
   Cambrex                              8,900          225
                                                   -------
                                                       351
                                                   -------
SERVICES (7.5%)
   ABM Industries                      10,300          179
   Brink's                             25,400          574
   Hollinger International             11,300          177
   Reynolds & Reynolds, Cl A           15,500          450
   Roto-Rooter                          2,600          120
   Standard Register                    2,000           34
                                                   -------
                                                     1,534
                                                   -------


------------------------------------------------------------

                                       SHARES    VALUE (000)
------------------------------------------------------------
TECHNOLOGY (8.9%)
   Autodesk                            30,300      $   745
   C&D Technologies                     8,300          159
   Fair Isaac (B)                       3,600          177
   Helix Technology                    10,300          212
   Keithley Instruments                 7,700          141
   Premier Farnell ADR                 23,700          194
   Symbol Technologies                 10,800          182
                                                   -------
                                                     1,810
                                                   -------
TRANSPORTATION (5.3%)
   Canadian Pacific Railway (B)         2,900           82
   CHC Helicopter, Cl A (B)            11,800          299
   CP Ships (B)                        19,400          403
   KLM Royal Dutch Air                 13,800          224
   USF                                  2,200           75
                                                   -------
                                                     1,083
                                                   -------
UTILITIES (2.0%)
   Allete                               9,246          283
   Puget Energy                         5,100          121
                                                   -------
                                                       404
                                                   -------
Total Common Stock
     (Cost $13,983)                                 19,997
                                                   -------
SHORT-TERM INVESTMENT (11.8%)
   Boston Global Investment Trust --
     Enhanced Portfolio (A)         2,408,209        2,408
                                                   -------
Total Short-Term Investment
     (Cost $2,408)                                   2,408
                                                   -------
MONEY MARKET FUND (2.0%)
   Federated Prime Value
     Money Market Fund                404,583          405
                                                   -------
Total Money Market Fund
     (Cost $405)                                       405
                                                   -------
Total Investments (111.9%)
   (Cost $16,796)                                   22,810
                                                   -------

--------------------------------------------------------------------------------


------------------------------------------------------------

                                                 VALUE (000)
------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-11.9%)
   Payable upon Return of Securities Loaned        $(2,408)
   Investment Advisory Fees Payable                    (10)
   Administration Fees Payable                          (5)
   Custodian Fees Payable                               (1)
   Other Assets and Liabilities, Net                    (5)
                                                   -------
Total Other Assets and Liabilities                  (2,429)
                                                   -------
NET ASSETS:
   Paid in Capital -- Trust Shares
     (unlimited authorization -- no par value)
     based on 1,377,420 outstanding shares
     of beneficial interest                         14,830
   Accumulated net realized loss
     on investments                                   (463)
   Net unrealized appreciation
     on investments                                  6,014
                                                   -------
Total Net Assets (100.0%)                          $20,381
                                                   =======
Net Asset Value, Offering and Redemption
   Price Per Share -- Trust Shares                  $14.80
                                                    ======

ADR -- AMERICAN DEPOSITARY RECEIPT
CL -- CLASS
(A) THIS SECURITY WAS PURCHASED WITH CASH COLLATERAL HELD FROM SECURITIES LENDING (SEE NOTE 8 IN NOTES TO FINANCIAL STATEMENTS).
(B) THIS SECURITY OR A PARTIAL POSITION OF THE SECURITY WAS ON LOAN AT DECEMBER 31, 2003 (SEE NOTE 8 IN NOTES TO FINANCIAL STATEMENTS). THE TOTAL VALUE OF SECURITIES ON LOAN AT DECEMBER 31, 2003 WAS $2,331,929.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST  DECEMBER 31, 2003


VALUE INCOME STOCK FUND
------------------------------------------------------------

                                       SHARES    VALUE (000)
------------------------------------------------------------
COMMON STOCK (94.4%)
BASIC MATERIALS (8.9%)
   Alcoa                               13,000     $    494
   Bemis                                4,800          240
   E.I. du Pont de Nemours             16,500          757
   International Flavors &
     Fragrances                         9,600          335
   International Paper                 17,500          755
   Nucor                                4,300          241
   PPG Industries                       7,700          493
   Rohm & Haas                         11,300          483
   Vulcan Materials                     5,600          266
                                                  --------
                                                     4,064
                                                  --------
CAPITAL GOODS (12.2%)
   Boeing                               6,300          266
   Dover                               11,400          453
   Emerson Electric                    11,100          719
   General Electric                    23,000          713
   Honeywell International             22,000          735
   Lockheed Martin                      9,500          488
   Pall                                 8,800          236
   Parker Hannifin                      8,700          518
   Rockwell Collins                     8,100          243
   Sonoco Products                     10,200          251
   Teleflex                             7,500          363
   W.W. Grainger                       11,700          554
                                                  --------
                                                     5,539
                                                  --------
COMMUNICATION SERVICES (7.5%)
   Alltel                              14,700          685
   BellSouth                           27,700          784
   Harris                              11,500          436
   SBC Communications                  30,500          795
   Verizon Communications              20,790          729
                                                  --------
                                                     3,429
                                                  --------


------------------------------------------------------------

                                       SHARES    VALUE (000)
------------------------------------------------------------
CONSUMER CYCLICALS (13.0%)
   Colgate-Palmolive                   12,300     $    616
   Gannett                              7,100          633
   Genuine Parts                       12,200          405
   Leggett & Platt (B)                 21,600          467
   Limited Brands                      35,200          635
   Masco                               16,200          444
   Mattel                              23,000          443
   May Department Stores (B)           15,600          454
   McGraw-Hill                          8,100          566
   Newell Rubbermaid                    9,500          216
   VF                                  13,100          566
   Walt Disney                         18,900          441
                                                  --------
                                                     5,886
                                                  --------
CONSUMER STAPLES (5.2%)
   Clorox                              10,000          486
   HJ Heinz                            14,300          521
   Kimberly-Clark                      12,000          709
   Kraft Foods, Cl A                    7,000          225
   PepsiCo                              9,200          429
                                                  --------
                                                     2,370
                                                  --------
ENERGY (7.6%)
   Baker Hughes Incorporated            7,100          228
   BP ADR                              15,300          755
   Exxon Mobil                         24,100          988
   GlobalSantaFe                       20,100          499
   Schlumberger                         8,600          471
   Tidewater (B)                       16,900          505
                                                  --------
                                                     3,446
                                                  --------
FINANCE (26.0%)
   Allstate                            10,800          465
   American Express                     9,300          448
   American International Group        10,305          683
   Bank of America                     11,500          925
   Bank of New York                    15,800          523

--------------------------------------------------------------------------------


------------------------------------------------------------

                                       SHARES    VALUE (000)
------------------------------------------------------------
FINANCE -- CONTINUED
   Bank One                            15,600     $    711
   Citigroup                           18,700          908
   Comerica (B)                        12,800          717
   Hartford Financial Services
     Group                              8,300          490
   Keycorp                             24,900          730
   Lehman Brothers Holdings            10,000          772
   Merrill Lynch                       11,100          651
   Nationwide Financial
     Services, Cl A                    14,300          473
   Safeco                              19,500          759
   Travelers Property
     Casualty, Cl A                    26,800          450
   US Bancorp                          23,100          688
   Wachovia                            14,400          671
   Wells Fargo                         12,600          742
                                                  --------
                                                    11,806
                                                  --------
HEALTH CARE (6.4%)
   Abbott Laboratories                 21,100          983
   Becton Dickinson                    12,100          498
   Johnson & Johnson                   15,000          775
   Wyeth                               15,900          675
                                                  --------
                                                     2,931
                                                  --------
TECHNOLOGY (5.1%)
   Automatic Data Processing            8,600          341
   Hewlett-Packard                     21,100          485
   Koninklijke Philips Electronics     15,300          445
   Motorola                            33,900          477
   Pitney Bowes                        13,700          556
                                                  --------
                                                     2,304
                                                  --------
TRANSPORTATION (1.0%)
   Norfolk Southern                    20,100          475
                                                  --------


------------------------------------------------------------

                                       SHARES    VALUE (000)
------------------------------------------------------------
UTILITIES (1.5%)
   FPL Group (B)                        3,400     $    222
   Progress Energy (B)                 10,200          462
                                                  --------
                                                       684
                                                  --------
Total Common Stock
     (Cost $36,209)                                 42,934
                                                  --------
MONEY MARKET FUNDS (5.7%)
   Federated Prime Obligation
     Money Market Fund                800,842          801
   Federated Prime Value
     Money Market Fund              1,759,548        1,760
                                                  --------
Total Money Market Funds
     (Cost $2,561)                                   2,561
                                                  --------
SHORT-TERM INVESTMENT (5.0%)
   Boston Global Investment Trust --
     Enhanced Portfolio (A)         2,314,650        2,315
                                                  --------
Total Short-Term Investment
     (Cost $2,315)                                   2,315
                                                  --------
Total Investments (105.1%)
   (Cost $41,085)                                   47,810
                                                  --------
OTHER ASSETS AND LIABILITIES (-5.1%)
   Payable upon Return of Securities Loaned         (2,315)
   Investment Advisory Fees Payable                    (23)
   Administration Fees Payable                          (5)
   Custodian Fees Payable                               (2)
   Other Assets & Liabilities, Net                      19
                                                  --------
Total Other Assets and Liabilities                  (2,326)
                                                  --------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST  DECEMBER 31, 2003


VALUE INCOME STOCK FUND--CONCLUDED
------------------------------------------------------------

                                                 VALUE (000)
------------------------------------------------------------
NET ASSETS:
   Paid in Capital -- Trust  Shares
     (unlimited  authorization  -- no par value)
     based on 3,610,605 outstanding shares
     of beneficial interest                       $ 55,992
   Accumulated net realized loss
     on investments                                (17,233)
   Net unrealized appreciation
     on investments                                  6,725
                                                  --------
Total Net Assets (100.0%)                         $ 45,484
                                                  ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Trust Shares                  $12.60
                                                    ======

ADR -- AMERICAN DEPOSITARY RECEIPT
CL -- CLASS
(A) THIS SECURITY WAS PURCHASED WITH CASH COLLATERAL HELD FROM SECURITIES LENDING (SEE NOTE 8 IN NOTES TO FINANCIAL STATEMENTS).
(B) THIS SECURITY OR A PARTIAL POSITION OF THE SECURITY WAS ON LOAN AT DECEMBER 31, 2003 (SEE NOTE 8 IN NOTES TO FINANCIAL STATEMENTS). THE TOTAL VALUE OF SECURITIES ON LOAN AT DECEMBER 31, 2003 WAS $2,264,345.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------


INVESTMENT GRADE BOND FUND
------------------------------------------------------------
                                     FACE
                                 AMOUNT (000)    VALUE (000)
------------------------------------------------------------
CORPORATE OBLIGATIONS (54.6%)
AEROSPACE & DEFENSE (1.0%)
   General Dynamics
     4.250%, 05/15/13                  $  100      $    96
   Northrop Grumman
     7.000%, 03/01/06                     100          109
                                                   -------
                                                       205
                                                   -------
AUTOMOTIVE (1.7%)
   DaimlerChrysler
     6.400%, 05/15/06                     100          107
   Ford Motor
     7.450%, 07/16/31                     115          116
   General Motors
     8.375%, 07/15/33                     100          116
                                                   -------
                                                       339
                                                   -------
BANKS (7.4%)
   Bank of America
     6.500%, 03/15/06                     275          299
   Bank One (B)
     5.500%, 03/26/07                     100          108
   KFW International Finance, Ser DTC
     2.500%, 10/17/05                     200          203
   NB Capital Trust IV
     8.250%, 04/15/27                     200          232
   Wachovia
     6.800%, 06/01/05                     175          187
   Wells Fargo
     3.500%, 04/04/08                     310          311
   Wells Fargo Capital I
     7.960%, 12/15/26                     150          171
                                                   -------
                                                     1,511
                                                   -------
BROADCASTING (2.2%)
   Comcast Cablevision MTN
     8.375%, 05/01/07                     100          116
   Cox Communications
     7.125%, 10/01/12                      90          104


------------------------------------------------------------
                                     FACE
                                 AMOUNT (000)    VALUE (000)
------------------------------------------------------------
BROADCASTING -- CONTINUED
   Liberty Media
     3.500%, 09/25/06                  $  115      $   116
   Univision Communications
     3.500%, 10/15/07                     105          105
                                                   -------
                                                       441
                                                   -------
FINANCE (12.6%)
   Boeing Capital (B)
     5.650%, 05/15/06                     100          107
   CIT Group
     4.125%, 02/21/06                     275          285
   Citicorp Capital I
     7.933%, 02/15/27                     175          202
   General Electric Capital
     3.500%, 05/01/08                     415          415
   Golden West Financial
     4.125%, 08/15/07                     100          104
   Household Finance
     5.750%, 01/30/07                     190          205
   International Lease Finance
     3.750%, 08/01/07                     305          311
   MBNA America Bank
     5.375%, 01/15/08                      85           90
   National Rural Utilities
     3.000%, 02/15/06                     275          278
   SLM, MTN
     3.625%, 03/17/08                     255          254
   Textron Financial, Ser E, MTN
     2.750%, 06/01/06                     100          100
   Washington Mutual Financial
     8.250%, 06/15/05                     195          213
                                                   -------
                                                     2,564
                                                   -------
FOOD, BEVERAGE & TOBACCO (2.0%)
   Albertson's
     7.500%, 02/15/11                      80           92
   Kraft Foods
     5.250%, 10/01/13                     110          111

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST  DECEMBER 31, 2003


INVESTMENT GRADE BOND FUND--CONTINUED
------------------------------------------------------------
                                     FACE
                                 AMOUNT (000)    VALUE (000)
------------------------------------------------------------
FOOD, BEVERAGE & TOBACCO -- CONTINUED
   Kroger
     7.800%, 08/15/07                   $  90      $   103
   Safeway
     6.150%, 03/01/06                     105          112
                                                   -------
                                                       418
                                                   -------
INDUSTRIAL (9.4%)
   Alcan
     6.125%, 12/15/33                     200          201
   Amerada Hess
     7.125%, 03/15/33                     105          106
   Anadarko Petroleum
     3.250%, 05/01/08                     115          113
   Computer Sciences
     7.500%, 08/08/05                     200          217
   Conoco
     6.950%, 04/15/29                     200          227
   Devon Financing
     6.875%, 09/30/11                      95          108
   First Data (B)
     3.375%, 08/01/08                     130          129
   International Paper
     6.750%, 09/01/11                      95          106
   Kerr-McGee
     5.375%, 04/15/05                      50           52
   Masco
     5.875%, 07/15/12                     100          106
   Petroleos Mexicanos
     9.250%, 03/30/18                     100          116
   Time Warner
     6.125%, 04/15/06                     100          108
   Viacom
     7.875%, 09/01/23                     100          118
   Weyerhaeuser
     7.950%, 03/15/25                     100          114


------------------------------------------------------------
                                     FACE
                                 AMOUNT (000)    VALUE (000)
------------------------------------------------------------
INDUSTRIAL -- CONTINUED
   Wyeth
     6.500%, 02/01/34                   $  75      $    77
                                                   -------
                                                     1,898
                                                   -------
INSURANCE (3.0%)
   Allstate
     7.875%, 05/01/05                     160          173
   Fund American
     5.875%, 05/15/13                      80           81
   Metlife
     5.375%, 12/15/12                     215          221
   Metlife
     3.911%, 05/15/05                      35           36
   Safeco
     6.875%, 07/15/07                      90          100
                                                   -------
                                                       611
                                                   -------
INVESTMENT BANKERS/BROKER DEALERS (7.2%)
   Bear Stearns
     5.700%, 01/15/07                     280          304
   Citigroup Global Markets (B)
     6.500%, 02/15/08                     200          222
   Goldman Sachs Group
     4.750%, 07/15/13                     215          210
   JP Morgan Chase (B)
     5.250%, 05/30/07                     200          213
   Merrill Lynch, Ser B, MTN
     3.375%, 09/14/07                     310          314
   Morgan Stanley
     3.625%, 04/01/08                     195          195
                                                   -------
                                                     1,458
                                                   -------
REAL ESTATE (1.0%)
   EOP Operating LP
     8.375%, 03/15/06                      90          101
   Simon Property Group LP
     6.375%, 11/15/07                      90           99
                                                   -------
                                                       200
                                                   -------

--------------------------------------------------------------------------------


------------------------------------------------------------
                                     FACE
                                 AMOUNT (000)    VALUE (000)
------------------------------------------------------------
RETAIL (1.1%)
   May Department Stores
     7.450%, 09/15/11                   $  90      $   104
   Nordstrom
     8.950%, 10/15/05                     100          111
                                                   -------
                                                       215
                                                   -------
TELEPHONES & TELECOMMUNICATIONS (2.5%)
   British Telecom
     7.875%, 12/15/05                      45           50
   Sprint Capital
     7.625%, 01/30/11                      90          101
   Verizon Global Funding
     7.250%, 12/01/10                     225          259
   Verizon New York, Ser B (B)
     7.375%, 04/01/32                      90           99
                                                   -------
                                                       509
                                                   -------
TRANSPORTATION (1.1%)
   Norfolk Southern
     7.800%, 05/15/27                     100          120
   Union Pacific
     5.750%, 10/15/07                     100          108
                                                   -------
                                                       228
                                                   -------
UTILITIES (2.4%)
   Alabama Power, Ser X
     3.125%, 05/01/08                      75           74
   Carolina Power & Light
     6.500%, 07/15/12                     100          111
   Deutsche Telekom
     8.250%, 06/15/05                     110          119
   Pacificorp
     6.900%, 11/15/11                      75           86
   Southern California Edison
     8.000%, 02/15/07                      90          103
                                                   -------
                                                       493
                                                   -------
Total Corporate Obligations
     (Cost $10,896)                                 11,090
                                                   -------


------------------------------------------------------------
                                     FACE
                                 AMOUNT (000)    VALUE (000)
------------------------------------------------------------
U.S. TREASURY OBLIGATIONS (18.2%)
   U.S. Treasury Bonds
     7.500%, 11/15/16                  $  750      $   955
     6.250%, 08/15/23                   1,000        1,139
     5.375%, 02/15/31                     995        1,038
   U.S. Treasury Note
     4.375%, 08/15/12                     550          561
                                                   -------
Total U.S. Treasury Obligations
     (Cost $3,554)                                   3,693
                                                   -------
U.S. GOVERNMENT MORTGAGE-BACKED
   OBLIGATIONS (15.5%)
   FHLMC
     5.875%, 03/21/11                     365          396
     5.250%, 01/15/06                     315          335
   FNMA
     6.500%, 07/01/32                     126          132
     6.500%, 12/01/32                     265          278
     6.000%, 09/01/17                     236          248
     5.000%, 06/01/33                     656          649
     4.500%, 06/01/18                     437          438
   GNMA
     8.500%, 04/15/31                     173          188
     8.000%, 08/15/31                     233          253
     8.000%, 09/15/31                     213          232
                                                   -------
Total U.S. Government Mortgage-
     Backed Obligations
     (Cost $3,121)                                   3,149
                                                   -------
U.S. GOVERNMENT AGENCY OBLIGATION (3.5%)
   FHLB
     2.625%, 05/15/07                     725          719
                                                   -------
Total U.S. Government Agency
     Obligation
     (Cost $712)                                       719
                                                   -------
ASSET-BACKED OBLIGATIONS (3.5%)
   Capital Auto Receivables Asset Trust,
     Ser 2002-4, Cl A4
     2.640%, 03/17/08                     200          201

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST  DECEMBER 31, 2003


INVESTMENT GRADE BOND FUND--CONCLUDED
------------------------------------------------------------
                             FACE AMOUNT (000)/
                                   SHARES        VALUE (000)
------------------------------------------------------------
ASSET-BACKED OBLIGATIONS -- CONTINUED
   GE Capital Commercial Mortgage
     Trust, Ser 2002-1A, Cl A3 (B)
     6.269%, 12/10/35                  $  245      $   271
   Harley-Davidson Motorcycle Trust,
     Ser 2002-2, Cl A2
     3.090%, 06/15/10                     110          112
   JPMorgan Chase Commercial
     Mortgage Securities, Ser 2002-C3,
     Cl A2
     4.994%, 07/12/35                     125          127
                                                   -------
Total Asset-Backed Obligations
     (Cost $682)                                       711
                                                   -------
FOREIGN GOVERNMENT DEBT SECURITIES (3.0%)
CANADA (2.4%)
   Province of Ontario
     6.000%, 02/21/06                     225          242
   Province of Quebec, Ser NN
     7.125%, 02/09/24                     200          237
                                                   -------
                                                       479
                                                   -------
MEXICO (0.6%)
United Mexican States
     4.625%, 10/08/08                     125          127
                                                   -------
Total Foreign Government Debt Securities
     (Cost $602)                                       606
                                                   -------
SHORT-TERM INVESTMENT (6.3%)
   Boston Global Investment Trust --
     Enhanced Portfolio (A)         1,280,047        1,280
                                                   -------
Total Short-Term Investment
     (Cost $1,280)                                   1,280
                                                   -------
MONEY MARKET FUND (0.6%)
   Federated Prime Value Money
     Market Fund                      133,430          133
                                                   -------
Total Money Market Fund
     (Cost $133)                                       133
                                                   -------


------------------------------------------------------------

                                                 VALUE (000)
------------------------------------------------------------
Total Investments (105.2%)
   (Cost $20,980)                                  $21,381
                                                   -------
OTHER ASSETS AND LIABILITIES (-5.2%)
   Payable upon Return of Securities Loaned         (1,280)
   Investment Advisory Fees Payable                     (6)
   Administration Fees Payable                          (5)
   Custodian Fees Payable                               (1)
   Other Assets and Liabilities, Net                   227
                                                   -------
Total Other Assets and Liabilities                  (1,065)
                                                   -------
NET ASSETS:
   Paid in Capital -- Trust Shares
     (unlimited authorization -- no par value)
     based on 1,977,331 outstanding shares
     of beneficial interest                         20,458
   Undistributed net investment income                   1
   Accumulated net realized loss
     on investments                                   (544)
   Net unrealized appreciation
     on investments                                    401
                                                   -------
Total Net Assets (100.0%)                          $20,316
                                                   =======
Net Asset Value, Offering and Redemption
   Price Per Share -- Trust Shares                  $10.27
                                                    ======

CL -- CLASS
FHLB -- FEDERAL HOME LOAN BANK
FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
GNMA -- GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
LP -- LIMITED PARTNERSHIP
MTN -- MEDIUM TERM NOTE
SER -- SERIES
(A) THIS SECURITY WAS PURCHASED WITH CASH COLLATERAL HELD FROM SECURITIES LENDING (SEE NOTE 8 IN NOTES TO FINANCIAL STATEMENTS).
(B) THIS SECURITY OR A PARTIAL POSITION OF THE SECURITY WAS ON LOAN AT DECEMBER 31, 2003 (SEE NOTE 8 IN NOTES TO FINANCIAL STATEMENTS). THE TOTAL VALUE OF SECURITIES ON LOAN AT DECEMBER 31, 2003 WAS $1,242,931.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS (000)
--------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST FOR THE YEAR ENDED DECEMBER 31, 2003


                                                                                                 SMALL CAP      VALUE
                                                CAPITAL       GROWTH    INTERNATIONAL  MID-CAP     VALUE       INCOME     INVESTMENT
                                             APPRECIATION   AND INCOME     EQUITY       EQUITY     EQUITY       STOCK       GRADE
                                                 FUND          FUND         FUND         FUND       FUND         FUND      BOND FUND
                                             -------------  ----------  -------------  -------   ---------    --------    ----------
Investment Income:
   Dividend Income .........................    $  501        $  126        $  162      $  235     $  292      $ 1,014       $  --
   Interest Income .........................        17             3            --           4          2           23         896
   Income from Securities Lending ..........         9            --(1)          9           7          3            3           3
   Less: Foreign Taxes Withheld ............        (4)           --(1)        (17)         --         (7)          (6)         --
                                                ------        ------        ------      ------     ------      -------       -----
   Total Investment Income .................       523           129           154         246        290        1,034         899
                                                ------        ------        ------      ------     ------      -------       -----
Expenses:
   Investment Advisory Fees ................       637            55            75         162        189          335         166
   Administration Fees .....................        63            63            75          63         63           63          63
   Custodian Fees ..........................        31             3            65           8         10           22          13
   Professional Fees .......................        45             7             5          12         15           34          17
   Transfer Agent Fees and
     Out-of-Pocket Expenses ................        27             3             3           7          8           20          11
   Printing Fees ...........................        17             2             2           4          6           13           7
   Trustee Fees ............................         6             1             1           1          2            4           2
   Other Fees ..............................         7             1             9           2          2            5           3
                                                ------        ------        ------      ------     ------      -------       -----
   Total Expenses ..........................       833           135           235         259        295          496         282
   Less: Investment Advisory Fees Waived ...      (196)          (55)          (75)        (97)       (97)         (99)       (113)
     Reimbursement from Advisor ............        --            (6)          (63)         --         --           --          --
                                                ------        ------        ------      ------     ------      -------       -----
   Net Expenses ............................       637            74            97         162        198          397         169
                                                ------        ------        ------      ------     ------      -------       -----
   Net Investment Income (Loss) ............      (114)           55            57          84         92          637         730
                                                ------        ------        ------      ------     ------      -------       -----
Net Realized and Unrealized Gain on
   Investments and Foreign Currency:
   Net Realized Gain (Loss) on
     Securities Sold .......................     1,824          (122)         (214)      1,350        633       (1,482)        614
   Net Realized Gain on Foreign
     Currency Transactions .................        --            --            30          --         --           --          --
   Net Change in Unrealized Depreciation
     on Foreign Currency and Translation
     of Other Assets and Liabilities in
     Foreign Currency ......................        --            --            (3)         --         --           --          --
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments .........     7,612         1,681         2,060       2,274      4,885        9,588        (572)
                                                ------        ------        ------      ------     ------      -------       -----
   Total Net Realized and Unrealized Gain
     on Investments and foreign currency ...     9,436         1,559         1,873       3,624      5,518        8,106          42
                                                ------        ------        ------      ------     ------      -------       -----
Net Increase in Net Assets
   from Operations .........................    $9,322        $1,614        $1,930      $3,708     $5,610      $ 8,743       $ 772
                                                ======        ======        ======      ======     ======      =======       =====

Amount designated as "-" are $0 or have been rounded to $0.
(1) Amounts round to $0.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS (000)
--------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST FOR THE YEARS ENDED DECEMBER 31,


                                                                           CAPITAL APPRECIATION           GROWTH AND
                                                                                   FUND                   INCOME FUND
                                                                         ------------------------   ------------------------
                                                                            2003          2002         2003          2002
                                                                         ----------    ----------   ----------    ----------
Operations:
   Net Investment Income (Loss) .......................................   $   (114)     $   (287)     $    55       $    30
   Net Realized Gain (Loss) on Securities
     Sold and Foreign Currency Transactions ...........................      1,824        (7,835)        (122)         (595)
   Net Change in Unrealized Appreciation (Depreciation) on
     Foreign Currency and Translation of
     Other Assets and Liabilities in
     Foreign Currency .................................................         --            --           --            --
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments ....................................      7,612       (10,067)       1,681          (468)
                                                                          --------      --------      -------       -------
   Net Increase (Decrease) in Net Assets
     from Operations ..................................................      9,322       (18,189)       1,614        (1,033)
                                                                          --------      --------      -------       -------
Dividends and Distributions to Shareholders:
   Net Investment Income ..............................................         --            --          (55)          (30)
   Return of Capital ..................................................         --            --           --            --
   Net Realized Gains .................................................         --        (2,818)          --            --
                                                                          --------      --------      -------       -------
   Total Dividends and Distributions ..................................         --        (2,818)         (55)          (30)
                                                                          --------      --------      -------       -------
Capital Transactions:
   Proceeds from Shares Issued ........................................      6,106           923        3,881         1,720
   Value of Shares Issued in Connection with Merger (See Note 7) ......         --         1,599           --            --
   Reinvestment of Cash Distributions .................................         --         2,818           55            30
   Value of Shares Redeemed ...........................................    (12,779)      (14,114)        (651)         (611)
                                                                          --------      --------      -------       -------
   Increase (Decrease) in Net Assets from
     Capital Transactions .............................................     (6,673)       (8,774)       3,285         1,139
                                                                          --------      --------      -------       -------
   Total Increase (Decrease) in Net Assets ............................      2,649       (29,781)       4,844            76
                                                                          --------      --------      -------       -------
Net Assets:
   Beginning of Year ..................................................     56,718        86,499        4,354         4,278
                                                                          --------      --------      -------       -------
   End of Year ........................................................   $ 59,367      $ 56,718      $ 9,198       $ 4,354
                                                                          ========      ========      =======       =======
Shares Issued and Redeemed:
   Shares Issued ......................................................        436            54          441           191
   Shares Issued in Connection with Merger (See Note 7) ...............         --           118           --            --
   Shares Issued in Lieu of Cash Distributions ........................         --           211            6             4
   Shares Redeemed ....................................................       (943)         (971)         (77)          (73)
                                                                          --------      --------      -------       -------
   Total Increase (Decrease) in Net Share Transactions ................       (507)         (588)         370           122
                                                                          ========      ========      =======       =======

Amounts designated as "--" are either $0 or have been rounded to $0.

------------------------------------------------------------------------------------------------------------------------------------


                                                                               INTERNATIONAL              MID-CAP
                                                                                 EQUITY FUND            EQUITY FUND
                                                                           ---------------------   ---------------------
                                                                           01/01/03-   01/01/02-   01/01/03-   01/01/02-
                                                                           06/30/03    12/31/02    06/30/03    12/31/02
                                                                           ---------   ---------   ---------   ---------

Operations:
   Net Investment Income (Loss) .......................................     $    57     $     22    $    84     $   (56)
   Net Realized Gain (Loss) on Securities
     Sold and Foreign Currency Transactions ...........................        (184)      (1,407)     1,350      (4,490)
   Net Change in Unrealized Appreciation (Depreciation) on
     Foreign Currency and Translation of
     Other Assets and Liabilities in
     Foreign Currency .................................................          (3)           6         --          --
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments ....................................       2,060          (50)     2,274      (1,668)
                                                                            -------     --------    -------     -------
   Net Increase (Decrease) in Net Assets
     from Operations ..................................................       1,930       (1,429)     3,708      (6,214)
                                                                            -------     --------    -------     -------
Dividends and Distributions to Shareholders:
   Net Investment Income ..............................................         (47)          --        (86)         --
   Return of Capital ..................................................          --           --         --          --
   Net Realized Gains .................................................          --          (43)        --          (9)
                                                                            -------     --------    -------     -------
   Total Dividends and Distributions ..................................         (47)         (43)       (86)         (9)
                                                                            -------     --------    -------     -------
Capital Transactions:
   Proceeds from Shares Issued ........................................         202       16,938      1,755       1,378
   Value of Shares Issued in Connection with Merger (See Note 7) ......          --           --         --          --
   Reinvestment of Cash Distributions .................................          47           43         86           9
   Value of Shares Redeemed ...........................................      (1,442)     (18,823)    (3,243)     (3,140)
                                                                            -------     --------    -------     -------
   Increase (Decrease) in Net Assets from
     Capital Transactions .............................................      (1,193)      (1,842)    (1,402)     (1,753)
                                                                            -------     --------    -------     -------
   Total Increase (Decrease) in Net Assets ............................         690       (3,314)     2,220      (7,976)
                                                                            -------     --------    -------     -------
Net Assets:
   Beginning of Year ..................................................       6,230        9,544     13,962      21,938
                                                                            -------     --------    -------     -------
   End of Year ........................................................     $ 6,920     $  6,230    $16,182     $13,962
                                                                            =======     ========    =======     =======
Shares Issued and Redeemed:
   Shares Issued ......................................................          28        2,189        194         150
   Shares Issued in Connection with Merger (See Note 7) ...............          --           --         --          --
   Shares Issued in Lieu of Cash Distributions ........................           6            6          9           1
   Shares Redeemed ....................................................        (201)      (2,410)      (383)       (368)
                                                                            -------     --------    -------     -------
   Total Increase (Decrease) in Net Share Transactions ................        (167)        (215)      (180)       (217)
                                                                            =======     ========    =======     =======


                                                                     SMALL CAP VALUE          VALUE INCOME        INVESTMENT GRADE
                                                                       EQUITY FUND             STOCK FUND             BOND FUND
                                                                  --------------------   --------------------   --------------------
                                                                  01/01/03-  01/01/02-   01/01/03-  01/01/02-   01/01/03-  01/01/02-
                                                                  06/30/03   12/31/02    06/30/03   12/31/02    06/30/03   12/31/02
                                                                  ---------  ---------   ---------  ---------   ---------  ---------

Operations:
   Net Investment Income (Loss) .................................. $    92    $    85     $    637   $    727    $   730    $   892
   Net Realized Gain (Loss) on Securities
     Sold and Foreign Currency Transactions ......................     633        441       (1,482)    (3,671)       614         73
   Net Change in Unrealized Appreciation (Depreciation) on
     Foreign Currency and Translation of
     Other Assets and Liabilities in
     Foreign Currency ............................................      --         --           --         --         --         --
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments ...............................   4,885       (885)       9,588     (7,319)      (572)       537
                                                                   -------    -------     --------   --------    -------    -------
   Net Increase (Decrease) in Net Assets
     from Operations .............................................   5,610       (359)       8,743    (10,263)       772      1,502
                                                                   -------    -------     --------   --------    -------    -------
Dividends and Distributions to Shareholders:
   Net Investment Income .........................................     (93)       (86)        (637)      (727)      (821)      (982)
   Return of Capital .............................................      --         --           --         (4)        --         --
   Net Realized Gains ............................................      --         --           --         --         --         --
                                                                   -------    -------     --------   --------    -------    -------
   Total Dividends and Distributions .............................     (93)       (86)        (637)      (731)      (821)      (982)
                                                                   -------    -------     --------   --------    -------    -------
Capital Transactions:
   Proceeds from Shares Issued ...................................   1,064      3,285        2,923      3,262      2,662      5,970
   Value of Shares Issued in Connection with Merger (See Note 7) .      --         --           --         --         --         --
   Reinvestment of Cash Distributions ............................      93         85          637        731        821        982
   Value of Shares Redeemed ......................................  (1,579)    (1,414)     (10,081)   (12,202)    (6,244)    (3,905)
                                                                   -------    -------     --------   --------    -------    -------
   Increase (Decrease) in Net Assets from
     Capital Transactions ........................................    (422)     1,956       (6,521)    (8,209)    (2,761)     3,047
                                                                   -------    -------     --------   --------    -------    -------
   Total Increase (Decrease) in Net Assets .......................   5,095      1,511        1,585    (19,203)    (2,810)     3,567
                                                                   -------    -------     --------   --------    -------    -------
Net Assets:
   Beginning of Year .............................................  15,286     13,775       43,899     63,102     23,126     19,559
                                                                   -------    -------     --------   --------    -------    -------
   End of Year ................................................... $20,381    $15,286     $ 45,484   $ 43,899    $20,316    $23,126
                                                                   =======    =======     ========   ========    =======    =======
Shares Issued and Redeemed:
   Shares Issued .................................................      85        286          266        277        258        595
   Shares Issued in Connection with Merger (See Note 7) ..........      --         --           --         --         --         --
   Shares Issued in Lieu of Cash Distributions ...................       8          8           57         65         80         98
   Shares Redeemed ...............................................    (137)      (131)        (937)    (1,085)      (608)      (392)
                                                                   -------    -------     --------   --------    -------    -------
   Total Increase (Decrease) in Net Share Transactions ...........     (44)       163         (614)      (743)      (270)       301
                                                                   =======    =======     ========   ========    =======    =======


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST FOR THE YEARS OR PERIODS ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD



                                                 NET           NET REALIZED AND
                        NET ASSET VALUE,     INVESTMENT    UNREALIZED GAINS (LOSSES)  TOTAL FROM     DIVIDENDS FROM
                       BEGINNING OF PERIOD  INCOME (LOSS)       ON INVESTMENTS        OPERATIONS  NET INVESTMENT INCOME
                       -------------------  -------------  -------------------------  ----------  ----------------------
CAPITAL APPRECIATION FUND
           2003              $13.01            $(0.03)*            $ 2.43*              $ 2.40           $   --
           2002               17.48             (0.07)              (3.74)               (3.81)              --
           2001               20.02             (0.05)              (1.27)               (1.32)              --
           2000               20.27              0.03                0.65                 0.68            (0.03)
           1999               20.04              0.04                1.65                 1.69            (0.04)
GROWTH AND INCOME FUND
           2003              $ 8.05            $ 0.08*             $ 2.04*              $ 2.12           $(0.07)
           2002               10.21              0.06               (2.16)               (2.10)           (0.06)
           2001               10.86              0.04               (0.65)               (0.61)           (0.04)
           2000               10.00              0.07                0.86                 0.93            (0.07)
           1999 (1)           10.00                --                  --                   --               --
INTERNATIONAL EQUITY FUND
           2003              $ 6.92            $ 0.07*             $ 2.50*              $ 2.57           $(0.06)
           2002                8.55              0.02               (1.61)               (1.59)              --
           2001               10.36                --               (1.80)               (1.80)              --
           2000               13.93              0.08               (0.58)               (0.50)              --
           1999               13.05              0.03                1.11                 1.14            (0.07)
MID-CAP EQUITY FUND
           2003              $ 7.93            $ 0.05*             $ 2.30*              $ 2.35           $(0.05)
           2002               11.09             (0.04)              (3.11)               (3.15)              --
           2001               13.30                --               (0.19)               (0.19)              --
           2000               15.20             (0.04)              (0.13)               (0.17)              --
           1999               13.56             (0.03)               1.90                 1.87               --
SMALL CAP VALUE EQUITY FUND
           2003              $10.75            $ 0.07*             $ 4.05*              $ 4.12           $(0.07)
           2002               10.94              0.06               (0.19)               (0.13)           (0.06)
           2001                9.12              0.12                1.82                 1.94            (0.12)
           2000                7.97              0.14                1.15                 1.29            (0.14)
           1999                8.48              0.10               (0.51)               (0.41)           (0.10)
VALUE INCOME STOCK FUND
           2003              $10.39            $ 0.17*             $ 2.21*              $ 2.38           $(0.17)
           2002               12.70              0.16               (2.31)               (2.15)           (0.16)***
           2001               13.06              0.16               (0.32)               (0.16)           (0.20)
           2000               13.23              0.26                0.98                 1.24            (0.26)
           1999               15.08              0.29               (0.63)               (0.34)           (0.29)
INVESTMENT GRADE BOND FUND
           2003              $10.29            $ 0.34*             $ 0.02*              $ 0.36           $(0.38)
           2002               10.05              0.44                0.28                 0.72            (0.48)
           2001                9.69              0.52                0.36                 0.88            (0.52)
           2000                9.73              0.62               (0.04)                0.58            (0.62)
           1999               10.58              0.56               (0.73)               (0.17)           (0.56)

  + Returns are for the period indicated and have not been annualized.
  * Amounts calculated using average shares method.
 ** Total return would have been (18.70)% without the payment by affiliate. During the fiscal year ended December 31, 2002, the
    International Equity Fund was reimbursed by the Adviser for losses incurred of $5,807 due to the sale of shares in several registered investment companies which were inadvertently purchased in excess of the amount permitted under applicable Securities and Exchange Commission rules.
*** Includes Return of Capital of $0.0049 per share.
(1) Commenced operations on December 30, 1999. All ratios for the period have been annualized.
Amounts designated as "--" are either $0 or have been rounded to $0.





                                                   TOTAL      NET ASSETS,            NET ASSETS,       RATIO OF
                         DISTRIBUTIONS FROM    DIVIDENDS AND  VALUE, END    TOTAL      END OF      NET EXPENSES TO
                       REALIZED CAPITAL GAINS  DISTRIBUTIONS   OF PERIOD   RETURN+  PERIOD (000)  AVERAGE NET ASSETS
                       ----------------------  -------------  -----------  -------  ------------  ------------------
CAPITAL APPRECIATION FUND
           2003                $   --             $   --         $15.41     18.45%    $ 59,367           1.15%
           2002                 (0.66)             (0.66)         13.01    (21.89)      56,718           1.15
           2001                 (1.22)             (1.22)         17.48     (5.34)      86,499           1.15
           2000                 (0.90)             (0.93)         20.02      3.07      101,964           1.15
           1999                 (1.42)             (1.46)         20.27      8.73      134,072           1.15
GROWTH AND INCOME FUND
           2003                $   --             $(0.07)        $10.10     26.49%    $  9,198           1.20%
           2002                    --              (0.06)          8.05    (20.59)       4,354           1.20
           2001                    --              (0.04)         10.21     (5.57)       4,278           1.20
           2000                    --              (0.07)         10.86      9.32        1,784           1.20
           1999 (1)                --                 --          10.00        --           10           1.20
INTERNATIONAL EQUITY FUND
           2003                $   --             $(0.06)        $ 9.43     37.31%    $  6,920           1.60%
           2002                 (0.04)             (0.04)          6.92    (18.58)**     6,230           1.60
           2001                 (0.01)             (0.01)          8.55    (17.40)       9,544           1.60
           2000                 (3.07)             (3.07)         10.36     (3.43)      11,972           1.60
           1999                 (0.19)             (0.26)         13.93      8.81       18,268           1.60
MID-CAP EQUITY FUND
           2003                $   --             $(0.05)        $10.23     29.72%    $ 16,182           1.15%
           2002                 (0.01)             (0.01)          7.93    (28.45)      13,962           1.15
           2001                 (2.02)             (2.02)         11.09      2.72       21,938           1.15
           2000                 (1.73)             (1.73)         13.30     (2.93)      23,714           1.15
           1999                 (0.23)             (0.23)         15.20     14.00       30,744           1.15
SMALL CAP VALUE EQUITY FUND
           2003                $   --             $(0.07)        $14.80     38.44%    $ 20,381           1.20%
           2002                    --              (0.06)         10.75     (1.20)      15,286           1.20
           2001                    --              (0.12)         10.94     21.48       13,775           1.20
           2000                    --              (0.14)          9.12     16.37       10,513           1.20
           1999                    --              (0.10)          7.97     (4.78)      11,047           1.20
VALUE INCOME STOCK FUND
           2003                $   --             $(0.17)        $12.60     23.12%    $ 45,484           0.95%
           2002                    --              (0.16)         10.39    (16.98)      43,899           0.95
           2001                    --              (0.20)         12.70     (1.14)      63,102           0.95
           2000                 (1.15)             (1.41)         13.06     10.43       67,594           0.95
           1999                 (1.22)             (1.51)         13.23     (3.00)     101,741           0.95
INVESTMENT GRADE BOND FUND
           2003                $   --             $(0.38)        $10.27      3.51%    $ 20,316           0.75%
           2002                    --              (0.48)         10.29      7.40       23,126           0.75
           2001                    --              (0.52)         10.05      9.20       19,559           0.75
           2000                    --              (0.62)          9.69      6.32       16,890           0.75
           1999                 (0.12)             (0.68)          9.73     (1.67)      21,733           0.75



                                                        RATIO OF
                                 RATIO OF             EXPENSES TO
                              NET INVESTMENT       AVERAGE NET ASSETS      PORTFOLIO
                             INCOME (LOSS) TO      (EXCLUDING WAIVERS      TURNOVER
                            AVERAGE NET ASSETS   AND/OR REIMBURSEMENTS)       RATE
                            ------------------   ----------------------    ---------
CAPITAL APPRECIATION FUND
           2003                   (0.21)%                1.50%                 91%
           2002                   (0.41)                 1.46                  67
           2001                   (0.30)                 1.44                  88
           2000                    0.17                  1.38                 105
           1999                    0.20                  1.36                 168
GROWTH AND INCOME FUND
           2003                    0.92%                 2.20%                 22%
           2002                    0.68                  2.56                  51
           2001                    0.47                  3.22                  27
           2000                    0.69                  8.04                  34
           1999 (1)                  --                  1.20                  --
INTERNATIONAL EQUITY FUND
           2003                    0.99%                 3.91%                 75%
           2002                    0.27                  2.59                 115
           2001                    0.25                  2.32                  92
           2000                    0.64                  2.08                 126
           1999                    0.42                  1.99                 207
MID-CAP EQUITY FUND
           2003                    0.60%                 1.84%                182%
           2002                   (0.32)                 1.72                  90
           2001                    0.04                  1.66                  93
           2000                   (0.18)                 1.56                 106
           1999                   (0.20)                 1.50                 122
SMALL CAP VALUE EQUITY FUND
           2003                    0.56%                 1.79%                 27%
           2002                    0.55                  1.79                  17
           2001                    1.05                  1.91                  55
           2000                    1.69                  1.96                  72
           1999                    1.23                  1.83                  63
VALUE INCOME STOCK FUND
           2003                    1.52%                 1.19%                 54%
           2002                    1.37                  1.13                  50
           2001                    1.20                  1.12                  73
           2000                    2.01                  1.06                  72
           1999                    1.95                  0.96                  80
INVESTMENT GRADE BOND FUND
           2003                    3.66%                 1.25%                147%
           2002                    4.33                  1.28                 144
           2001                    5.15                  1.32                 139
           2000                    6.54                  1.26                 123
           1999                    5.56                  1.19                 243


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


36 & 37

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST  DECEMBER 31, 2003



1. Organization:

The STI Classic Variable Trust (the "Trust") was organized as a Massachusetts business trust under a Declaration of Trust dated April 18, 1995. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with seven funds (each referred to as a "Fund" or collectively as the "Funds"): the Capital Appreciation Fund, the Growth and Income Fund, the International Equity Fund, the Mid-Cap Equity Fund, the Small Cap Value Equity Fund, the Value Income Stock Fund (collectively the "Equity Funds") and the Investment Grade Bond Fund. The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. Sales of shares of the Funds may only be made to separate accounts of various life insurance companies and certain qualified benefit plans. The Funds' prospectus provides a description of each Fund's investment objective, policies and strategies.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust. These policies are in conformity with accounting principles generally accepted in the United States of America.

     USE OF ESTIMATES -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that effect the reported amount of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and reported amounts of revenues and expenses during the reporting period. Actual amounts could differ from these estimates.

     SECURITY VALUATION -- Equity securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for equity securities traded on NASDAQ), including equity securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm ET if an equity security's primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sale price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. Securities for which current market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund's valuation time but after the close of the securities' primary markets, of which there were none at December 31, 2003, are valued at their fair value as determined in accordance with procedures adopted by the Board of Trustees.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date of the security purchase or sale. Dividend income is recognized on ex-dividend date, and interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. The cost used in determining net realized capital gains and losses on the sale of securities is that of the specific securities sold, adjusted for the accretion and amortization of purchase discounts and premiums during the applicable holding period.

     REPURCHASE   AGREEMENTS  --  In  connection  with  transactions   involving
     repurchase agreements, a third party custodian bank takes possession of the underlying securities ("collateral"), the value of

--------------------------------------------------------------------------------




     which exceeds the principal amount of the repurchase transaction, including accrued interest. In the event of default on the obligation to repurchase, each Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. At fiscal year
     end,  there  were  no  open   repurchase   agreements.

     FOREIGN CURRENCY TRANSACTIONS -- With respect to the International Equity Fund, the books and records are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     o market value of investment securities, assets and liabilities at the current rate of exchange; and

     o purchases and sales of investment securities, income, and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

     The International Equity Fund does not isolate the portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to change in market prices of equity securities.

     The International Equity Fund reports certain foreign currency-related transactions as components of realized gains and losses for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders, which are determined in accordance with Federal tax regulations are recorded on the ex-dividend date. Dividends from net investment income for the Investment Grade Bond Fund are declared daily and paid monthly to shareholders. Dividends from net investment income for the Capital Appreciation Fund, the Growth and Income Fund, the Mid-Cap Equity Fund, the Small Cap Value Equity Fund and the Value Income Stock Fund are declared and paid quarterly to shareholders. Dividends from net investment income for the International Equity Fund are declared and paid annually to shareholders. Any net realized capital gains are distributed to shareholders at least annually.

     EXPENSES -- Expenses related to a specific Fund are charged to that Fund. Other operating expenses of the Trust are pro-rated to the Funds on the basis of relative net assets.

3. Agreements and Other Transactions with Affiliates:

     INVESTMENT ADVISORY AGREEMENT -- Investment advisory services are provided to the Trust by Trusco Capital Management, Inc. ("Trusco"). Under the terms of the Investment Advisory Agreement, Trusco is entitled to receive a fee from the Funds, computed daily and paid monthly, at an annual rate of 1.15%, 0.90%, 1.25%, 1.15%, 1.15%, 0.80% and 0.74% of the average daily net assets of the Capital Appreciation Fund, Growth and Income Fund, International Equity Fund, Mid-Cap Equity Fund, Small Cap Value Equity
     Fund, Value Income Stock Fund, and Investment Grade Bond Fund, respectively. Trusco has agreed to waive all or a portion of its fees (and to reimburse Funds' expenses) in order to limit operating expenses. Fee waivers and expense reimbursements are voluntary (except for the Growth and Income Fund, for which the expense limit is contractual) and may be terminated at any time.

     ADMINISTRATION AGREEMENT -- The Trust and SEI Investments Global Funds Services (the "Administrator") are parties to an Administration Agreement (the "Administration Agreement") dated August 18, 1995, as amended November 19, 1997 and March 1, 1999. Under the terms of the Administration Agreement, the Administrator is entitled to an annual fee, subject to a minimum of $62,500 for domestic funds and $75,000 for international funds (expressed as a percentage of the combined average daily net assets of the Trust and STI Classic Funds) of: 0.12% up to $1 billion, 0.09% on the next $4 billion, 0.07% on on the next $3 billion, 0.065% on the next $2 billion and 0.06% for over $10 billion.

--------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST  DECEMBER 31, 2003




     DISTRIBUTION AGREEMENT -- The Trust and SEI Investments Distribution Co. (the "Distributor") are parties to a Distribution Agreement dated August 18, 1995. The Distributor receives no fees for its services under this agreement.

     TRANSFER AGENCY AGREEMENT -- The Trust and Federated Services Company are parties to a Transfer Agency servicing agreement dated August 2, 1995, under which Federated Services Company provides transfer agency services to the Trust.

     CUSTODIAN AGREEMENTS -- SunTrust Bank, acts as custodian for all the Funds except the International Equity Fund which utilizes Brown Brothers Harriman & Co. as custodian. Prior to January 29, 2003, Bank of New York served as custodian for the International Equity Fund. Custodians are paid on the basis of the net assets and transaction costs of the Funds. The custodians play no role in determining the investment policies of the Trust or which securities are to be purchased or sold in the Funds.

     OTHER -- Certain officers of the Trust are also officers of the Adviser, the Administrator and/or the Distributor. Such officers are paid no fees by the Trust for serving as officers of the Trust.

     The Trust had entered into an agreement with the Distributor to act as an agent in placing repurchase agreements for the Trust. As of October 24, 2003, this agreement was discontinued.

     For the year ended December 31, 2003 the following Funds paid the Distributor through a reduction in the yield earned by the Funds on those repurchase agreements:
                                                     FEES
                                                     ----
     Capital Appreciation Fund ..................  $  991
     Growth and Income Fund .....................     125
     Mid-Cap Equity Fund ........................     165
     Small Cap Value Equity Fund ................     139
     Value Income Stock Fund ....................   1,054
     Investment Grade Bond Fund .................     404

The Trust has entered into an agreement with SunTrust Robinson Humphrey, a division of SunTrust Capital Markets, Inc. which is a direct non-bank subsidiary of SunTrust Banks, Inc. to act as an agent in placing repurchase agreements for the Trust. During the year, and at December 31, 2003, the Funds did not hold repurchase agreements through SunTrust Robinson Humphrey.

4. Investment Transactions:

The cost of security purchases and the proceeds from security sales, excluding short-term investments, for the year ended December 31, 2003, were as follows:

                                                           U.S. GOVT. U.S. GOVT.
                                   PURCHASES     SALES     PURCHASES     SALES
                                    (000)        (000)       (000)        (000)
                                   ---------   --------    --------     --------
Capital Appreciation Fund .......  $48,674     $56,540     $    --     $   --
Growth and Income Fund ..........    4,378       1,293          --         --
International Equity Fund .......    4,335       5,446          --         --
Mid-Cap Equity Fund .............   25,096      26,451          --         --
Small Cap Value Equity Fund .....    4,450       4,927          --         --
Value Income Stock Fund .........   21,333      28,642          --         --
Investment Grade
  Bond Fund .....................   13,189      14,027      18,685     18,867

5. Federal Tax Policies and Information:

It is each Fund's intention to continue to qualify as a regulated investment company for Federal income tax purposes and distribute all of its taxable income and net capital gains. Accordingly, no provisions for Federal income taxes are required.

The Funds may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with Federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net

--------------------------------------------------------------------------------


investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from required distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to paid-in-capital, undistributed net investment income (loss), or accumulated net realized gain (loss), as appropriate, in the period that the differences arise. Accordingly, the following permanent differences, primarily attributable to net operating losses, Passive Foreign Investment Company (PFIC) gains, foreign exchange gains and losses, return of capital distributions and paydowns on mortgage-backed securities have been reclassified to/from the following accounts.

                                  UNDISTRIBUTED   ACCUMULATED
                                 NET INVESTMENT    REALIZED      PAID-IN-
                                 INCOME (LOSS)    GAIN (LOSS)     CAPITAL
                                     (000)          (000)         (000)
                                 --------------   -----------   ----------
Capital Appreciation Fund .......     $114            $--         $(114)
International Equity Fund .......       39            (39)           --
Mid-Cap Equity Fund .............        2             --            (2)
Small Cap Value Equity Fund .....        1             --            (1)
Investment Grade Bond Fund ......       91            (91)           --

These reclassifications have no effect on net assets or net asset value per share.

The tax character of dividends and distributions paid during the years ended December 31, 2003 and December 31, 2002 were as follows (000):

                                      Ordinary Income       Long-Term Capital Gain      Return of Capital              Total
                                      2003       2002         2003          2002         2003       2002         2003          2002
                                      ---------------       ----------------------      -----------------        ------------------
Capital Appreciation Fund ..........   $--        $--          $--        $2,818          $--        $--          $--        $2,818
Growth and Income Fund .............    55         30           --            --           --         --           55            30
International Equity Fund ..........    47         43           --            --           --         --           47            43
Mid-Cap Equity Fund ................    84          9           --            --            2         --           86             9
Small Cap Value Equity Fund ........    92         86           --            --            1         --           93            86
Value Income Stock Fund ............   637        727           --            --           --          4          637           731
Investment Grade Bond Fund .........   821        982           --            --           --         --          821           982

As of December 31, 2003, the components of Distributable Earnings (Accumulated Losses) on a tax basis were as follows (000):

                                            UNDISTRIBUTED      CAPITAL          POST       UNREALIZED         OTHER
                                              ORDINARY          LOSS          OCTOBER     APPRECIATION      TEMPORARY
                                               INCOME       CARRYFORWARDS      LOSSES     (DEPRECIATION)   DIFFERENCES
                                               -------      --------------    -------     --------------   -----------
Capital Appreciation Fund .................       $--        $ (6,779)           $--         $10,783            $--
Growth and Income Fund ....................        --            (874)            --           1,226             --
International Equity Fund .................       105          (3,491)            --           1,254             --
Mid-Cap Equity Fund .......................        --          (4,047)            --           2,691              1
Small Cap Value Equity Fund ...............        --            (454)            --           6,005             --
Value Income Stock Fund ...................         1         (17,123)            --           6,614             --
Investment Grade Bond Fund ................        64            (446)            (3)            306             (63)

Amounts designated as "--" are either $0 or have been rounded to $0.

NOTES TO FINANCIAL STATEMENTS--concluded
--------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST  DECEMBER 31, 2003


Post-October losses represent losses realized on investments from November 1, 2003 through December 31, 2003 that, in accordance with Federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For tax purposes, the capital losses in the Funds can be carried forward for a maximum of eight years to offset future net realized capital gains. The capital loss carryforwards are as follows (000):

                                                     EXPIRES       EXPIRES       EXPIRES       EXPIRES       EXPIRES
                                                      2011          2010          2009          2008          2007
                                                     -------       -------       -------       -------       -------
Capital Appreciation Fund .........................  $  515        $5,695        $  223        $   334         $ 12
Growth and Income Fund ............................     260           483           128              3           --
International Equity Fund .........................     497         1,471         1,208            315           --
Mid-Cap Equity Fund ...............................      --         4,047            --             --           --
Small Cap Value Equity Fund .......................      --            --            55             --          399
Value Income Stock Fund ...........................   2,432         3,046            --         11,645           --
Investment Grade Bond Fund ........................      --           189           119            138           --

Amounts designated as "-" are either $0 or have been rounded to $0.


During the year ended December 31, 2003, the Mid-Cap Equity, the Small Cap Value Equity and the Investment Grade Bond Funds utilized $1,352,645, $631,339 and $608,677 in capital loss carryforwards, respectively.

Included in the Capital Appreciation Fund are capital loss carryforwards acquired in a merger (see Note 7). Utilization of these losses may be limited in accordance with Federal tax regulations.

At December 31, 2003, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes are different from amounts reported for financial reporting purposes primarily due to wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The aggregate gross unrealized appreciation and depreciation for securities held by the Funds at December 31, 2003, were as follows:

                                                                            AGGREGATE       AGGREGATE
                                                                              GROSS           GROSS            NET
                                                        FEDERAL TAX        UNREALIZED      UNREALIZED      UNREALIZED
                                                           COST           APPRECIATION    DEPRECIATION    APPRECIATION
                                                           (000)              (000)           (000)           (000)
                                                        -----------       ------------    ------------    ------------
Capital Appreciation Fund .........................       $51,140          $11,133             $350         $10,783
Growth and Income Fund ............................         8,185            1,371              145           1,226
International Equity Fund .........................         5,585            1,546              295           1,251
Mid-Cap Equity Fund ...............................        14,260            2,758               67           2,691
Small Cap Value Equity Fund .......................        16,805            6,326              321           6,005
Value Income Stock Fund ...........................        41,196            7,112              498           6,614
Investment Grade Bond Fund ........................        21,075              460              154             306

--------------------------------------------------------------------------------


6. Concentrations/Risks:

The Investment Grade Bond Fund invests primarily in investment grade obligations rated at least BBB or better by S&P or Baa or better by Moody's. Changes by recognized rating agencies in the ratings of any fixed income security or in the ability of an issuer to make payments of interest and principal may affect the value of these investments.

The International Equity Fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

The Funds are intended to be funding vehicles for variable annuity contracts and variable life insurance policies offered by life insurance companies. At December 31, 2003, outstanding shares of the Funds were held by separate accounts of participating insurance companies as follows:

                                             % OF      NUMBER OF
                                           OWNERSHIP    ACCOUNTS
                                           ---------   ---------
Capital Appreciation Fund ................    87%          1
Growth and Income Fund ...................    95%          3
International Equity Fund ................    96%          1
Mid-Cap Equity Fund ......................    86%          1
Small Cap Value Equity Fund ..............    93%          2
Value Income Stock Fund ..................    89%          1
Investment Grade Bond Fund ...............    93%          1

7. Fund Reorganization:

On September 6, 2002, the assets of the STI Classic Variable Trust Quality Growth Stock Fund (the "Quality Growth Stock Fund") were reorganized into the Capital Appreciation Fund. Under the Agreement and Plan of Reorganization,
251,754 shares of the Quality Growth Stock Fund were exchanged for 118,418 shares of the Capital Appreciation Fund in a tax-free exchange.

The value of the Quality Growth Stock Fund on September 6, 2002 was $1,599,174, which included $138,316 in unrealized losses and $621,130 in accumulated net realized losses. The value of the Capital Appreciation Fund before the merger was $60,173,046. Upon the business combination of such funds on September 6, 2002, the value of the Capital Appreciation Fund combined with the Quality Growth Stock Fund was $61,772,220.

8. Securities Lending:

Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Trust's Board of Trustees. These loans may not exceed 331/3% of the total asset value of the Fund (including the loan collateral). No Fund will lend portfolio securities to its investment adviser or its affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash. The value of the collateral is at least equal to the market value of the securities loaned. However, due to market fluctuations, the value of securities loaned on a particular day may, during the course of the day, exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day's market fluctuations and the current day's lending activity. Income from lending activity is determined by the amount of interest earned on collateral, less any amounts payable to the borrowers of the securities and the lending agent. Lending securities involves certain risks, including the risk that the Fund may be delayed or prevented from recovering the collateral if the borrower fails to return the securities.

Cash collateral received in connection with securities lending is invested in the Boston Global Investment Trust-Enhanced Portfolio. This Portfolio consists of money market instruments including money market mutual funds registered under the Investment Company Act of 1940, commercial paper, repurchase agreements, U.S. Treasury Bills and U.S. agency obligations.

REPORT OF INDEPENDENT PUBLIC AUDITORS
--------------------------------------------------------------------------------


To the Shareholders and Board of Trustees of STI Classic Variable Trust


In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Capital Appreciation Fund, Growth and Income Fund, International Equity Fund, Mid-Cap Equity Fund, Small Cap Value Equity Fund, Value Income Stock Fund and Investment Grade Bond Fund (constituting the STI Classic Variable Trust, hereafter referred to as the "Trust") at December 31, 2003, the results of each of their operations for the year then ended and the changes in each of their net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the three years (or periods) ended December 31, 2001 were audited by other independent accountants who have ceased operations. Those independent accountants expressed an unqualified opinion on those financial statements in their report dated February 7, 2002.


PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 17, 2004

NOTICE TO SHAREHOLDERS (UNAUDITED)
--------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST


For shareholders that do not have a December 31, 2003 tax year end, this notice is for informational purposes only. For shareholders with a December 31, 2003 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended December 31, 2003, each portfolio is designating the following items with regard to distributions paid during the year:



                                LONG TERM
                                (20% RATE)                            ORDINARY
                               CAPITAL GAIN    QUALIFIED 5 YEAR        INCOME         TAX-EXEMPT       TOTAL            QUALIFYING
FUND                           DISTRIBUTION   GAIN DISTRIBUTION     DISTRIBUTIONS      INTEREST     DISTRIBUTIONS      DIVIDENDS (1)
-----                         --------------  -----------------    ----------------   -----------   --------------     ------------

Capital Appreciation Fund....       --                --                  --               --              --                 --
Growth and Income Fund.......       --                --              100.00%              --          100.00%            100.00%
International Equity Fund....       --                --              100.00%              --          100.00%                --
Mid-Cap Equity Fund..........       --                --              100.00%              --          100.00%            100.00%
Small Cap Value Equity Fund..       --                --              100.00%              --          100.00%            100.00%
Value Income Stock Fund......       --                --              100.00%              --          100.00%            100.00%
Investment Grade Bond Fund...       --                --              100.00%              --          100.00%                --



                                   FOREIGN
                                     TAX
                                 WITHHOLDING
                              PASS THROUGH (2)
                              ----------------
Capital Appreciation Fund....        --
Growth and Income Fund.......        --
International Equity Fund....        --
Mid-Cap Equity Fund..........        --
Small Cap Value Equity Fund..        --
Value Income Stock Fund......        --
Investment Grade Bond Fund...        --

------------------------
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of "Ordinary Income Distributions".
(2) Foreign tax credit pass through represents the amount eligible for the foreign tax credit and is reflected as a percentage of "Ordinary Income Distributions".

TRUSTEES AND OFFICERS OF THE STI CLASSIC VARIABLE TRUST (UNAUDITED)
--------------------------------------------------------------------------------


Information pertaining to the trustees of the Trust is set forth below. Trustees who are not deemed to be "interested persons" of the Trust as defined in the 1940 Act are referred to as "Independent Board Members." Trustees who are deemed to be "interested persons" of the Trust are referred to as "Interested Board Members." Messrs. Courts and Ridley are Trustees who may be deemed to be "interested" persons of the Trust.

                                 Term of                                        Number of Portfolios              Other
                  Position(s)  Office and                                          in STI Classic              Directorship
Name, Address,     Held with    Length of         Principal Occupation(s)        Complex Overseen by              Held by
     Age1          the Trust  Time Served2          During Past 5 Years             Board Member3              Board Member4
------------------------------------------------------------------------------------------------------------------------------------

INDEPENDENT
BOARD MEMBERS
-------------
THOMAS             Trustee     May, 2000      President, Genuine Parts Company             51               Director, Oxford
GALLAGHER                                     Wholesale Distribution, 1970 to                               Industries. Current
56                                            the present.                                                  Trustee of STI
                                                                                                            Classic Funds.

F. WENDELL         Trustee     May, 1995      Retired.                                     51               Current Trustee on
GOOCH                                                                                                       the Board of
71                                                                                                          Trustees for the SEI
                                                                                                            Family of Funds,
                                                                                                            The Capitol Mutual
                                                                                                            Funds and STI
                                                                                                            Classic Funds.

JAMES O.           Trustee     May, 2000      President and Chief Executive                51               Director, NCR;
ROBBINS                                       Officer, Cox Communications, Inc.,                            Director, Cox
61                                            1985 to the present.                                          Communications.
                                                                                                            Current Trustee of
                                                                                                            STI Classic Funds.

JONATHAN T.        Trustee     February,      Retired.                                     51               Trustee, W.K.
WALTON                           1998                                                                       Kellogg Trust.
73                                                                                                          Current Trustee of
                                                                                                            STI Classic Funds.

INTERESTED
BOARD MEMBERS5
--------------
RICHARD W.         Trustee     November,      Chairman of the Board, Atlantic              51               Current Trustee of
COURTS, II                       2001         Investment Company, 1970 to the                               STI Classic Funds.
67                                            present.

CLARENCE H.        Trustee     November,      Chairman of the Board; Haverty               51               Current Trustee of
RIDLEY                           2001         Furniture Companies, 2001 to the                              STI Classic Funds.
61                                            present; Partner, King and
                                              Spaulding LLP (law firm), 1977 to
                                              2000.


--------------------------
1 Each trustee may be contacted by writing to c/o STI Classic Variable Trust,
  SEI Investments Company, Oaks, PA 19456.
2 Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust. The president, treasurer and secretary shall hold office for a one year term and until their respective successors are chosen and qualified, or in each case until he or she sooner dies, resigns is removed, or becomes disqualified in accordance with the Trust's by-laws.
3 The "STI Classic Complex" consists of all registered investment companies for which Trusco Capital Management, Inc. serves as investment adviser. As of December 31, 2003, the STI Classic Complex consisted of 51 Funds.

TRUSTEES AND OFFICERS OF THE STI CLASSIC VARIABLE TRUST (UNAUDITED)
--------------------------------------------------------------------------------


                                 Term of                                             Number of Portfolios              Other
                  Position(s)  Office and                                               in STI Classic              Directorship
Name, Address,     Held with    Length of         Principal Occupation(s)             Complex Overseen by              Held by
     Age           the Trust  Time Served           During Past 5 Years                  Board Member3              Board Member4
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS
--------
JAMES F. VOLK, CPA   President  November,     Senior Operations Officer, SEI                  N/A                        N/A
One Freedom                       2003        Investments, Fund Accounting and
Valley Drive                                  Administration since 1996; Assistant
Oaks, PA  19456                               Chief Accountant of the Securities
41                                            and Exchange Commission's Division
                                              of Investment Management (1993-1996).

TIMOTHY D. BARTO       Vice     November,     Employed by SEI Investments since               N/A                        N/A
One Freedom          President    2001        October 1999. Vice President and
Valley Drive            and                   Assistant Secretary of the Adviser
Oaks, PA  19456      Secretary                and Administrator since December 1999;
35                                            Vice President of the Distributor
                                              (1999-2003); Assistant Secretary of
                                              the Distributor since 1999. Associate
                                              at Dechert, Price & Rhoads (1997-1999).

LYDIA A. GAVALIS       Vice     May, 1998     Vice President and Assistant Secretary          N/A                        N/A
One Freedom         President                 of SEI Investments, the Adviser and
Valley Drive                                  Administrator since 1998; Vice President
Oaks, PA  19456                               of the Distributor (1998-2003); Assistant
39                                            Secretary of the Distributor since 1998.
                                              Assistant General Counsel and Director of
                                              Arbitration, Philadelphia Secretary Stock
                                              Exchange (1989-1998).

CHRISTINE M.           Vice     May, 2000     Employed by SEI Investments since               N/A                        N/A
MCCULLOUGH          President                 November 1, 1999. Vice President and
One Freedom            and                    Assistant Secretary of the Adviser and
Valley Drive        Assistant                 Administrator since 1999. Vice President
Oaks, PA  19456     Secretary                 and Assistant Secretary of the Distributor
43                                            (1999-2003). Associate at White and Williams
                                              LLP, 1991-1999.


--------------------------
4 Directorships of companies required to report to the U.S. Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.
5 Mr. Courts is deemed an interested trustee because of his directorships with affiliates of the Adviser. Mr. Ridley is deemed an interested trustee because of his material business relationships with the parent to the Adviser.

TRUSTEES AND OFFICERS OF THE STI CLASSIC VARIABLE TRUST (UNAUDITED)
--------------------------------------------------------------------------------


                                 Term of                                             Number of Portfolios              Other
                  Position(s)  Office and                                               in STI Classic              Directorship
Name, Address,     Held with    Length of         Principal Occupation(s)             Complex Overseen by              Held by
     Age           the Trust  Time Served           During Past 5 Years                  Board Member1              Board Member2
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS (CONTINUED)
--------
JOHN MUNCH             Vice     November,     Employed by SEI Investments (2001-              N/A                        N/A
One Freedom          President    2001        present); Vice President and
Valley Drive            and                   Assistant Secretary of the
Oaks, PA  19456      Assistant                Administrator (2001-present);
32                   Secretary                General Counsel and Vice President
                                              of the Distributor (2003-present);
                                              Vice President and Assistant
                                              Secretary of the Distributor (2001-
                                              2003); Associate, Howard Rice
                                              Nemerovski Canady Falk & Rabkin, a
                                              law firm (1998-2001); Associate,
                                              Seward & Kissel, a law firm (1996-1998).

CORI DAGGETT           Vice     August,       Employed by SEI Investments since 2003;         N/A                        N/A
One Freedom          President   2003         Vice President and Assistant Secretary
Valley Drive            and                   of the Administrator (2003-present);
Oaks, PA  19456      Assistant                Associate at Drinker Biddle & Reath
42                   Secretary                (1998-2003).

DOUGLAS                Vice     August,       President, Chief Executive Officer and          N/A                        N/A
PHILLIPS             President   2003         Chief Investment Officer of Trusco
One Freedom             and                   Capital Management, Inc. since its
Valley Drive         Assistant                inception in November 1984.
Oaks, PA  19456      Secretary
56

DEBORAH A.             Vice     November,     Chief Compliance Officer and Vice               N/A                        N/A
LAMB                 President    2003        President of Trusco Capital Management,
One Freedom             and                   Inc. since March 2003 and President of
Valley Drive         Assistant                Investment Industry Consultants, LLC
Oaks, PA  19456      Secretary                since June 2000. Director of Compliance
51                                            at INVESCO, Inc. from March 1995 to
                                              June 2000.

KATHLEEN               Vice     November,     Vice President and Manager of Special           N/A                        N/A
LENTZ                President    2003        Entities in Financial Intelligence Unit
One Freedom             and                   of SunTrust Bank since 2002. Vice President
Valley Drive         Assistant                of the Third Party Mutual Funds Unit of
Oaks, PA  19456      Secretary                SunTrust Bank from 1996 to 2002.
43

JOHN MUNERA            Vice     November,     Middle Office Compliance Officer at SEI         N/A                        N/A
One Freedom          President    2003        Investments since 2000. Supervising Examiner
Valley Drive            and                   at Federal Reserve Bank of Philadelphia
Oaks, PA  19456      Assistant                1998-2000.
41                   Secretary

TRUSTEES AND OFFICERS OF THE STI CLASSIC VARIABLE TRUST (UNAUDITED)
--------------------------------------------------------------------------------


                                 Term of                                             Number of Portfolios              Other
                  Position(s)  Office and                                               in STI Classic              Directorship
Name, Address,     Held with    Length of         Principal Occupation(s)             Complex Overseen by              Held by
     Age           the Trust   Time Served          During Past 5 Years                  Board Member1              Board Member2
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS (CONCLUDED)
--------

WILLIAM E.             Vice     November,     Vice President and Assistant Secretary          N/A                        N/A
ZITELLI, JR.         President    2000        of the Administrator since August 2000.
One Freedom             and                   Vice President of the Distributor
Valley Drive         Assistant                (2000-2003); Assistant Secretary of the
Oaks, PA  19456      Secretary                Distributor (2000-present). Vice President,
35                                            Merrill Lynch & Co. Asset Management Group
                                              (1998-2000). Associate at Pepper Hamilton LLP
                                              (1997-1998).

JENNIFER             Treasurer  May, 2000     Director, SEI Investments Fund Accounting       N/A                        N/A
SPRATLEY, CPA           and                   Accounting and Administration since 1999;
530 East                CFO                   Audit Manager, Ernst & Young LLP (1991-1999).
Swedesford Road
Wayne, PA  19087
34


--------------------------
1 The "STI Classic Complex" consists of all registered investment companies for which Trusco Capital Management, Inc. serves as investment adviser. As of December 31, 2003, the STI Classic Complex consisted of 51 Funds.
2 Directorships of companies required to report to the U.S. Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

Investment Adviser:

Trusco Capital Management, Inc.


STI Classic Variable Trust Funds are not deposits, are not insured or guaranteed by the FDIC or any other government agency, and are not endorsed by and do not constitute obligations of SunTrust Banks, Inc. or any other of its affiliates. Investment in the Funds involves risk, including the possible loss of principal.
There is no guarantee that any STI Classic Variable
Trust Fund will achieve its investment objective.
The STI Classic Variable Trust Funds are advised by
Trusco Capital Management, Inc., an affiliate of SunTrust
Banks, Inc.


Distributor:
SEI Investments Distribution Co.


This information must be preceded or
accompanied by a current prospectus for
each fund described.

ITEM 2.           CODE OF ETHICS

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, comptroller or principal accounting officer, and any person who performs a similar function.

ITEM 3.           AUDIT COMMITTEE FINANCIAL EXPERT

(a)(1) The registrant's Board of Trustees has determined that the Board's Audit Committee does not have an "audit committee financial expert," as the Securities and Exchange Commission has defined that term. After carefully considering all of the factors involved in the definition of "audit committee financial expert," the Board determined that none of the members of the audit committee met all five qualifications in the definition, although some members of the Audit Committees met some of the qualifications. The Board also determined that while the Audit Committee members have general financial expertise, given the size and types of the STI Classic Variable Trust's funds, and in light of the nature of the accounting and valuation issues they have presented over the past several years, it did not appear that the Audit Committee members lacked any necessary skill to serve on the Audit Committee.


ITEM 4.           PRINCIPAL ACCOUNTANT FEES AND SERVICES

Fees billed by PriceWaterhouseCoopers LLP Related to the Trust

PriceWaterhouseCoopers LLP billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:


------------------ ----------------------------------------------------- -----------------------------------------------------
                                           2003                                                   2002
------------------ ----------------------------------------------------- -----------------------------------------------------
                   All fees and      All fees and      All other fees    All fees and      All fees and      All other fees
                   services to the   services to       and services to   services to the   services to       and services to
                   Trust that were   service           service           Trust that were   service           service
                   pre-approved      affiliates that   affiliates that   pre-approved      affiliates that   affiliates that
                                     were              did not require                     were              did not require
                                     pre-approved      pre-approval                        pre-approved      pre-approval
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(a)     Audit      $     76,485            N/A         $          0      $    71,697             N/A         $        0
        Fees*

------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(b)     Audit-     $     10,500(1)   $     60,000(3)   $    771,250(4)   $    23,560(1)(2) $         0       $2,685,000(5)
        Related
        Fees
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(c)     Tax        $          0      $          0      $          0      $         0       $         0       $        0
        Fees

------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(d)     All        $          0      $          0      $          0       $        0       $         0       $        0
        Other
        Fees
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------

Notes:
    * Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
    (1) Services related to security count examinations under Rule 17f-2 of the Investment Company Act for 2003 and 2002.
    (2) Services related to performance of agreed-upon procedures in connection with the Fund's N-14 for the merger of Quality Growth Stock Fund into the Capital Appreciation Fund in 2002.
    (3) Services related to the audit of the controls around custody operations at SunTrust Bank (SAS No. 70) in 2003.
    (4) Non-audit services relate principally to certain technical accounting advice on financial products of the Bank; Sarbanes-Oxley 404 implementation; and, tax compliance services to other entities controlled by SunTrust Banks, Inc.
    (5) Non-audit services relate principally to the implementation of management reporting system completed by PWC Consulting (now IBM) in 1Q02; controls and process reviews; and, tax compliance services to other entities controlled by SunTrust Bank.

(e)(1) The registrant has adopted an Audit and Non-Audit Services Pre-Approval Policy, as follows:

I.       Statement of Principles

As set forth in the chart below, the Sarbanes-Oxley Act of 2002 (the "Act"), and rules adopted by the Securities and Exchange Commission ("SEC") require that the Audit Committee of the Board of Trustees pre-approve all audit services and non-audit services provided to the STI Classic Funds and the STI Classic Variable Trust (the "Trusts") and their respective portfolios (the "Funds") by its independent accountant ("Auditor"),1 as well as non-audit services provided by the Auditor to the Funds' investment adviser and to affiliates of the adviser that provide ongoing services to the Funds ("Service Affiliates") if the services directly impact the Funds' operations and financial reporting.

                                      WHERE PRE-APPROVAL IS REQUIRED

         ----------------------------- ----------------------- ------------------------------------------
                                            AUDIT SERVICE                   NON-AUDIT SERVICE
         ----------------------------- ----------------------- ------------------------------------------
         Fund                                   Yes                               Yes
         ----------------------------- ----------------------- ------------------------------------------
         Adviser                                 No                Yes, if directly related to Fund
                                                                   operation and financial reporting
         ----------------------------- ----------------------- ------------------------------------------
         Service Affiliate2                      No                Yes, if directly related to Fund
                                                                   operation and financial reporting
         ----------------------------- ----------------------- ------------------------------------------

The following policies and procedures govern the ways in which the Audit Committee will pre-approve audit and various types of non-audit services that the Auditor provides to the Trusts and to Service Affiliates. These policies and procedures do not apply in the case of audit services that the Auditor provides to Service Affiliates, nor do they apply to services that an audit firm other than the Auditor provides to such entities.

These policies and procedures comply with the requirements for pre-approval, but also provide a mechanism by which management of the Trusts may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations. Pre-approval of non-audit services may be achieved through a combination of the procedures described in Sections II and VI below.

II.      Delegation

As contemplated by the Act and applicable SEC rules, the Audit Committee hereby delegates to the Chairperson of the Audit Committee the authority to approve the engagement of the independent auditor to provide non-audit services as permitted by the Act, to the extent that such non-audit services are not pre-approved by the entire Audit Committee as set forth herein. The


-------------------------------
1 The Audit Committee also is permitted to ratify the provision of inadvertent non-audit services, BUT ONLY IF:
o the value of all such services do not exceed 5% of total revenues paid by the Fund, the Adviser and Service Affiliates to the Auditor in the fiscal year when services are provided;1
o the services were not recognized as non-audit services at the time they were provided; and
o the services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit.

2        A list of Service Affiliates is set out in Exhibit I, below.

Chairman shall report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

III.     Audit Services

The annual Audit services engagement scope and terms will be subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit (including required rating agency reviews) and other procedures required to be performed by the independent auditor to be able to form an opinion on the Trusts' financial statements. The Audit Committee will monitor the Audit services engagement throughout the year and will also approve, if necessary, any changes in terms and conditions resulting from changes in audit scope, Fund structure or other items. The Audit Committee will pre-approve all Audit services for the Trusts.

IV.      Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Trusts' financial statements or that are traditionally performed by the Auditor. The Audit Committee will pre-approve all Audit-related services for the Trusts.

V.       Tax Services

Tax services to the Trusts include tax compliance, tax planning and tax advice. The Audit Committee will review all proposed tax related services to assure that their provision would not impair the independence of the Auditor. The Audit Committee will pre-approve all tax services for the Trusts.


VI.      All Other Services

The Audit Committee believes, based on the SEC's rules prohibiting the independent auditor from providing specific non-audit services,3 that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may pre-approve those permissible non-audit services classified as All Other Services that it believes would not impair the independence of the auditor, and are consistent with the SEC's rules on auditor independence. The Audit Committee will pre-approve all other services for the Trusts.


VII.     Procedures

Annually, the Audit Committee will review and approve the types of services to be provided by the Auditor and review the projected fees for the next fiscal year at a regularly scheduled meeting. That approval will acknowledge that the Audit Committee is in agreement with the specific types of services that the Auditor will be permitted to perform.

If subsequent to the annual approval by the Audit Committee, the Funds' or the Trusts or any Service Affiliate seeks to engage the Auditor to perform a service that was not approved, the Auditor, upon learning of such proposed engagement, should submit the proposed engagement to the Trusts' [Treasurer or the Adviser] and if the service fits within the independence guidelines, the [Treasurer or the Adviser] will arrange for a discussion of the service to be included on the agenda for the next regularly scheduled Audit Committee meeting so that specific approval can be obtained. If the timing of the project is critical and the project needs to commence before the regularly scheduled meeting, the specific pre-approval by the Chairperson of the Audit Committee must be obtained before any services are provided. The [Treasurer or the Adviser] will arrange this. The Auditor must not commence any such project until specific approval has been given.

VIII.    Recordkeeping

The Trusts shall maintain a written record of all decisions made by the Audit Committee or by the Chairperson of the Audit Committee pursuant to these procedures, together with appropriate supporting material. In connection with the ratification of any inadvertent non-audit services, a record shall be made indicating that each of the conditions for this exception to the pre-


-------------------------------
3 A list of specific prohibited non-audit services is set out in Exhibit II, below.

approval requirement has been satisfied.4

IX.      Amendment

The Audit Committee may review and amend these policies and procedures from time to time, as it deems appropriate.


                         EXHIBIT 1 - SERVICE AFFILIATES
                  SUBJECT TO PRE-APPROVAL OF NON-AUDIT SERVICES

             o  Trusco Capital Management, Inc.
             o  SunTrust Banks, Inc.
             o  SunTrust Securities Inc.
             o  SunTrust Robinson Humphrey
             o  [any other affiliates that provide services to the Trusts]


                    EXHIBIT 2 - PROHIBITED NON-AUDIT SERVICES

             o Bookkeeping or other services related to the accounting records or financial statements of the audit client
             o  Financial information systems design and implementation
             o Appraisal or valuation services, fairness opinions or contribution-in-kind reports
             o  Actuarial services
             o  Internal audit outsourcing services
             o  Management functions
             o  Human resources
             o  Broker-dealer, investment adviser or investment banking services
             o  Legal services
             o  Expert services unrelated to the audit


(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

                ---------------------------- ----------------- ----------------
                                                   2003             2002
                ---------------------------- ----------------- ----------------
                Audit-Related Fees                 0 %               0 %
                ---------------------------- ----------------- ----------------
                Tax Fees                           0 %               0 %
                ---------------------------- ----------------- ----------------
                All Other Fees                     0 %               0 %
                ---------------------------- ----------------- ----------------


(f)      Not applicable
(g) The aggregate non-audit fees and services billed by PriceWaterhouseCoopers LLP for the last two fiscal years were $841,750 for 2003 and $2,708,560 for 2002.
(h) At a meeting of the Audit Committee held on February 20, 2004, the registrant's Audit Committee of the Board of Trustees considered whether the provision of non-audit services that were rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7) (ii) of Rule 2-01 of Regulation S-X are compatible with maintaining the principal accountant's independence.


-------------------------------
4        See footnote 1 herein.

ITEM 5.           AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.           (RESERVED)


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PURCHASERS OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 9.           CONTROLS AND PROCEDURES

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEMS 10.         EXHIBITS

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

                                   SIGNATURES

Pursuant to the requirements of the securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                     STI Classic Variable Trust


By (Signature and Title)*                               /s/ James F. Volk
                                                        ------------------------
                                                        James F. Volk, President
Date 02/17/04


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*                               /s/ James F. Volk
                                                        ------------------------
                                                        James F. Volk, President
Date 02/17/04


By (Signature and Title)*                               /s/ Jennifer Spratley
                                                        ------------------------
                                                        Jennifer Spratley, CFO
Date 02/17/04

o Print the name and title of each signing officer under his or her signature.